As filed with the Securities and Exchange Commission on August 2, 2024

Securities Act File No. 333-280387

UNITED STSTES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2

Post-Effective Amendment No. ☐

360 FUNDS
(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205
(Address of Principal Executive Offices) (Zip Code)

(816) 787-0718
(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

Corporation Trust Center
1209 N. Orange Street
Wilmington, DE 19801
(Name and Address of Agent for Service)

With a Copy To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Title of securities being registered: Shares of a series of the Registrant – Copper Place Global Dividend Growth ETF.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because the Registrant relies on Section 24(f) of the Investment Company Act of 1940, as amended, under which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

NORTHERN LIGHTS FUND TRUST IV
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Important Proxy Materials
PLEASE CAST YOUR VOTE TODAY

August 2, 2024

Dear Shareholder:

The Copper Place Global Dividend Growth ETF (formerly, the R3 Global Dividend Growth ETF) (the “Existing Fund”), a series of Northern Lights Fund Trust IV, an open-end management company organized as a Delaware statutory trust (the “Predecessor Trust"), proposes to reorganize into a newly-created series (the “New Fund”) of 360 Funds (the “Trust”), an open-end management company organized as a Delaware statutory trust (the “Reorganization”). Copper Place Global Capital, LLC (“Copper Place”), the interim investment adviser of the Existing Fund, serves as the investment adviser to the New Fund. The New Fund and the Existing Fund have the same investment objective and substantially similar fundamental investment policies, principal investment strategies, and risks. Further, it is expected that Cliff Remily and Trip Brannen, the current portfolio managers of the Existing Fund, will manage the New Fund. The New Fund will have the same name as the Existing Fund. Copper Place is proposing this Reorganization because it will provide the Existing Fund and its shareholders with a comprehensive suite of services designed to support the continued growth of the Existing Fund’s assets, operational efficiency, and overall stability. This expansion and overall beneficial economics to the Existing Fund and Copper Place will ensure stability in Copper Place and the portfolio management team.

On August 23, 2024, at the offices of M3Sixty Fund Administration, the Existing Fund will hold a special shareholders meeting at 9:00 a.m. Eastern time. However, the Existing Fund urges all shareholders to take advantage of voting by mail or the internet, as provided on the attached proxy card.

The proposed Reorganization would enable Copper Place to continue to serve as your investment adviser regarding the assets you have invested in the Existing Fund by transferring such assets to the New Fund.

Copper Place recommended that the Existing Fund’s Board of Trustees (the “Existing Fund Board”) approve the Reorganization, which would be effected under an Agreement and Plan of Reorganization (the “Plan”). After careful analysis and consideration, the Existing Fund Board approved the Reorganization after concluding that its implementation is in the interests of the Existing Fund and its shareholders.

Upon the closing of the Reorganization, all the assets of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund, which shares will then be distributed pro rata to the Existing Fund’s shareholders.

The Reorganization is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. Your vote must be received before August 23, 2024.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote through the Internet as follows:

1)	Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand

2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote online using the control number on the enclosed proxy card. Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed Combined Proxy Statement and Prospectus carefully before you vote.

We appreciate your participation and prompt response in this matter. If you have any questions regarding the proposal, please call EQ Fund Solutions, the Existing Fund’s proxy solicitor, toll-free at (866) 406-2285. To vote your shares, please visit the website on the proxy card.

Thank you for your continued support.

Respectfully,

/s/ Wendy Wang

Wendy Wang

President, Northern Lights Fund Trust IV

NORTHERN LIGHTS FUND TRUST IV
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON August 23, 2024

To Shareholders of Copper Place Global Dividend Growth ETF (formerly, the R3 Global Dividend Growth ETF):

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Copper Place Global Dividend Growth ETF (the “Existing Fund”), a series of Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust (the “Predecessor Trust”), will be held at 9:00 a.m. Eastern Time on August 23, 2024, at the offices of M3Sixty Fund Administration, located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal To approve an Agreement and Plan of Reorganization (the “Plan”) between the Predecessor Trust, on behalf of the Existing Fund, and 360 Funds (the “Trust”), an open-end management company organized as a Delaware statutory trust, on behalf of Copper Place Global Dividend Growth ETF (the “New Fund”), a new series of the Trust, providing for:

(a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund, as applicable;

(b) the distribution of such shares to the shareholders of the Existing Fund, and

(c) the termination of the Existing Fund (the “Reorganization”).

Shareholders also may be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

We urge all shareholders to take advantage of voting by mail or the internet, as provided on the attached proxy card. The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A. Shareholders of record as of the close of business on June 28, 2024, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

The Board of Trustees of the Existing Fund has approved the Reorganization and recommends that you vote “FOR” it.

By Order of the Board of Trustees,

/s/ Wendy Wang

Wendy Wang

President, Northern Lights Fund Trust IV

August 2, 2024

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE THROUGH THE INTERNET AT THE WEBSITE THAT APPEARS ON THE PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

NORTHERN LIGHTS FUND TRUST IV
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

QUESTIONS AND ANSWERS

Dated: August 2, 2024

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call (631) 470-2600 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus and statement of additional information.

1.	What is this document, and why did we send it to you?

The attached document is a proxy statement for Copper Place Global Dividend Growth ETF (formerly the R3 Global Dividend ETF) (the “Existing Fund”), a series of Northern Lights Fund Trust IV, an open-end management company organized as a Delaware statutory trust (the “Predecessor Trust”), and a prospectus for shares of Copper Place Global Dividend Growth ETF (the “New Fund”), a newly created series of 360 Funds, an open-end management company organized as a Delaware statutory trust (the “Trust”). The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the Predecessor Trust, on behalf of the Existing Fund, and the Trust, on behalf of the New Fund (the “Plan”).

Copper Place Global Capital, LLC (“Copper Place”), the interim investment adviser of the Existing Fund, will serve as the investment adviser of the New Fund. The New Fund and the Existing Fund have the same investment objective and substantially similar fundamental investment policies, principal investment strategies, and risks. Further, the New Fund will be managed by Cliff Remily and Trip Brannen, the current portfolio managers of the Existing Fund. See below for a description of the qualifications and business experience of the portfolio management team.

Prior to April 4, 2024, R Cubed Global Capital, Inc. (“R Cubed”) was the investment adviser of the Existing Fund. Cliff Remily and Trip Brannen, along with the principal owner of R Cubed, managed the operations of R Cubed. Cliff Remily and Trip Brannen formed Copper Place in part to acquire the rights to manage the Existing Fund. The principal owner of R Cubed elected to discontinue his association with the Existing Fund. Copper Place and R Cubed entered into an agreement whereby the rights to manage the Existing Fund transitioned from R Cubed to Copper Place. Since the transition presumably caused a change of control for purposes of Section 2(a)(9) of the Investment Company Act of 1940, as amended (the “1940 Act”) when the R Cubed investment advisory agreement was assigned to Copper Place and the existing investment advisory agreement between R Cubed and the Existing Fund contained a provision causing the agreement’s automatic termination in the event of its assignment, it was necessary for Copper Place and the Existing Fund to enter a new, interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act.

Shareholder approval is needed to proceed with the Reorganization, and a special meeting of shareholders of the Existing Fund will be held on August 23, 2024, to consider whether to approve the Reorganization.

2.	What is the purpose of the Reorganization?

The Reorganization aims to move the Existing Fund from the Predecessor Trust to the New Fund whose service providers will provide Copper Place and the Existing Fund’s shareholders with a comprehensive suite of services designed to support the continued growth of the Existing Fund’s assets, operational efficiency, and overall stability. This expansion of services and overall beneficial economics to the Existing Fund and Copper Place is expected to ensure stability in Copper Place and the portfolio management team. Specifically, Copper Place has represented to the Existing Fund’s Board that the New Fund’s suite of services and support systems are expected to enhance the New Fund’s operational efficiency and overall growth. Regarding “overall beneficial economics to the Existing Fund and Copper Place,” the Reorganization aims to achieve cost efficiency through economies of scale and operational processes provided by the New Fund’s service providers. Copper Place explained to the Existing Fund’s Board that this may include the potential for more competitive pricing structures when negotiating fees and expenses charged for fund administration, services provided by certain Fund vendors, and other cost-savings for ancillary services, which could be expected to lower operational costs over time. Copper Place will continue to be the investment adviser to the New Fund.  The investment advisory fee and the total annual fund operating expenses for the New Fund will be the same as the investment advisory fee and the total annual fund operating expenses for the Existing Fund. The Reorganization must be approved by the Existing Fund’s shareholders to take place.

3.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund because of the Reorganization. The shares of the New Fund that you receive immediately following the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Existing Fund as of the closing date of the Reorganization. No changes are anticipated to be made to the Existing Fund’s portfolios because of the Reorganization. The shareholder services offered to the Existing Fund will be substantially similar to those provided to the New Fund. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The New Fund has engaged the Existing Fund’s investment adviser, Copper Place, to manage the New Fund, which will be managed by Cliff Remily and Trip Brannen, the portfolio managers who have managed the Existing Fund since its inception. The New Fund’s investment objective is the same as the Existing Fund and the New Fund’s fundamental investment policies, principal investment strategies, and risks are substantially similar to the Existing Fund. The New Fund’s Board of Trustees (the “New Fund Board”), officers, legal counsel, auditor, and chief compliance officer differ from those of the Existing Fund. For information on the New Fund Board and officers, please see the New Fund’s Statement of Additional Information (“SAI”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 26, 2024.

A comparison of the Existing Fund’s and the New Fund’s service providers is below.

Service Providers	Existing Fund	New Fund
Legal Counsel	Thompson Hine LLP	FinTech Law, LLC
Independent Public Accountants	Deloitte & Touche LLP	Tait, Weller & Baker, LLP
Fund Administrator and Fund Accountant	Ultimus Fund Solutions, LLC	M3Sixty Administration, LLC
Transfer Agent/Dividend Disbursing Agent	Brown Brothers Harriman & Co.	U.S. Bank, N.A.
Principal Underwriter/Distributor	Northern Lights Distributors, LLC	M3Sixty Distributors, LLC
Custodian	Brown Brothers Harriman & Co.	U.S. Bank, N.A.

In addition, the New Fund will operate under the supervision of the Trust’s board, which differs from the Predecessor Trust’s board of trustees.

4.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

The New Fund will have the same investment management fee as the Existing Fund.

Existing Fund Interim Investment Advisory Agreement. On April 4, 2024, Copper Place entered into an interim investment advisory agreement with the Existing Fund (the “Existing Fund IAA”), which will continue in effect for 150 days from the effective date. Under the Existing Fund IAA, Copper Place receives a management fee of 0.88% and has agreed to pay all expenses incurred by the Existing Fund except for the advisory fee, interest, taxes, brokerage commissions, and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Predecessor Trust under any distribution plan adopted under Rule 12b-1 under the 1940 Act.

New Fund Investment Advisory Agreement. Effective July 17, 2024, Copper Place entered into an investment advisory agreement (the “New Fund IAA”) with the New Fund, which will continue in effect for two years and then be subject to annual renewals upon approval by the New Fund Board. Under the New Fund IAA, Copper Place receives a management fee of 0.88% and has agreed to pay all expenses incurred by the Existing Fund except for (i) the advisory fee payment under the New Fund IAA, (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) any Rule 12b-l fees, (v) acquired fund fees and expenses; (vi) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (vii) borrowing costs (such as interest and dividend expense on securities sold short); (viii) taxes; and (ix) extraordinary expenses, such as litigation expenses (which may include indemnification of the officers and Trustees of the New Fund and contractual indemnification of the New Fund service providers (other than Copper Place)).

5.	How will the Reorganization work?

Under the Plan, the Existing Fund will transfer all its assets at closing to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders in proportion to their holdings of such shares in the Existing Fund in the liquidation of the Existing Fund. At the time of the Reorganization, holders of the Existing Fund’s shares will receive shares of the New Fund with the same aggregate NAV as their Existing Fund shares held immediately before the Reorganization.

If the Plan is carried out as proposed, the Reorganization is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

6.	What will happen if the Reorganization is not approved?

If the Existing Fund's shareholders do not approve the Reorganization, it will continue to operate as a series of the Predecessor Trust, and its Board of Trustees (the “Existing Fund Board”) may take any further action that it deems to be in the best interests of the Existing Fund and its shareholders, such as re-soliciting shareholders to approve the Reorganization.

7.	Why do I need to vote?

Your vote is essential to ensure the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to proceed with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid delays in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reorganization.

8.	How does the Existing Fund Board recommend that I vote?

After careful consideration, the Existing Fund Board approved the Reorganization and recommends that you vote “FOR” it.

9.	Who is paying for expenses related to the Reorganization?

Copper Place has agreed to pay all the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization, which include but are not limited to the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses, and other expenses of holding the special meeting. Copper Place expects the Reorganization costs to be approximately $100,000.

10.	How do I vote?

You can vote in one of the following four ways:

1.	Complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2.       Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;

3.       Go to the website that appears on the enclosed proxy card and follow the simple instructions or

4.       Attend the shareholder meeting in person.

Whether or not you plan to attend the special meeting, your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

11.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Existing Fund’s proxy solicitor, EQ Fund Solutions, toll-free at (866) 406-2285.

COMBINED PROXY STATEMENT AND PROSPECTUS
August 2, 2024

FOR THE REORGANIZATION OF

COPPER PLACE GLOBAL DIVIDEND GROWTH ETF,

a series of

NORTHERN LIGHTS FUND TRUST IV

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(631) 490-4300

INTO

COPPER PLACE GLOBAL DIVIDEND GROWTH ETF,
a series of

360 FUNDS

4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205

(816) 787-0718

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust (the “Predecessor Trust”), on behalf of Copper Place Global Dividend Growth ETF (formerly, the R3 Global Dividend Growth ETF) (the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Meeting”) to be held at 9:00 a.m. Eastern Time on August 23, 2024, at the offices of M3Sixty Fund Administration, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. At the Meeting, shareholders of the Existing Fund will be asked to consider the following proposal and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal: To approve an Agreement and Plan of Reorganization (the “Plan”) between the Predecessor Trust, on behalf of the Existing Fund, and 360 Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Copper Place Global Dividend Growth ETF (the “New Fund”), a new series of the Trust, providing for

(a) the acquisition of all the assets and assumption of all the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund;

(b) the distribution of such shares to the shareholders of the Existing Fund; and

(c) the termination of the Existing Fund (the “Reorganization”).

Shareholders also may be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. We urge all shareholders to take advantage of voting by mail or the internet, as provided on the attached proxy card.

A copy of the Plan is attached as Appendix A. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”). They are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

●	the Prospectus, and Statement of Additional Information (“SAI”) of the Existing Fund, dated June 28, 2024, are incorporated by reference to Post-Effective Amendment No. 357 to the Existing Fund’s Registration Statement on Form N-1A (File Nos. 333-204808 and 811-23066), filed with the SEC on June 25, 2024 (the “Existing Fund’s Prospectus and SAI”);

●	the report of the Independent Registered Public Accounting Firm and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended February 29, 2024, filed on Form N-CSR (File No. 811-23066) with the SEC on May 8, 2024 (the “Existing Fund’s Annual Report”); and

●	the Prospectus, and SAI of the New Fund, dated July 26, 2024, are incorporated by reference to Pre-Effective Amendment No. 183 to the New Fund’s Registration Statement on Form N-1A (File Nos. 333-123290 and 811-21726), filed with the SEC on July 26, 2024 (the “New Fund’s Prospectus and SAI”).

Copies of the Existing Fund’s documents are available upon request and without charge by writing to Copper Place Global Dividend Growth ETF, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling (631) 470-2600. Free copies of these Existing Fund documents are available at www.CPGCETFs.com or 855-601-0317. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to Shareholders is available. Once available, copies of this document will be provided upon request and without charge by writing to Copper Place Global Dividend Growth ETF c/o, M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Fairway, Kansas 66205 or by calling 1-816 -787-0718. To obtain a free copy of the New Fund documents or other information about the New Fund or to make shareholder inquiries, please call Copper Place Global Dividend Growth ETF c/o 360 Funds, 1-816-787-0718. Information about the New Fund can be found at the website at www.CPGCETFs.com.

The Existing Fund’s Prospectus and Annual Report to Shareholders have been mailed to shareholders. The principal offices of the Predecessor Trust and the Trust are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about August 5, 2024.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and resulting Reorganization. It should be retained for future reference. Additional information in the New Fund’s SAI relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The New Fund’s SAI is available without charge upon request by calling the toll-free number above for the New Fund or by writing to the New Fund at the address above.

The SEC has neither approved nor disapproved these securities nor passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

1.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”), attached as Appendix A, and the transaction contemplated in the Plan, collectively the “Reorganization”). This synopsis is qualified by reference to the complete information contained herein as well as in the Prospectus and SAI of Copper Place Global Dividend Growth ETF (the “Existing Fund”), a series of Northern Lights Fund Trust IV (the “Predecessor Trust”), as supplemented to date, which includes information about the Existing Fund, and in the Plan. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

The Existing Fund’s Board of Trustees (the “Existing Fund Board”) considered the Reorganization at a meeting held on June 5, 2024. At the meeting, the Existing Fund Board, including a majority of the Trustees who are not “interested persons” of the Predecessor Trust (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Reorganization. They determined that (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders, and (ii) the interests of the Existing Fund’s shareholders would not be diluted due to the Reorganization.

Copper Place Global Capital, LLC (“Copper Place” or the “Adviser”) is proposing this Reorganization because it will provide Copper Place and its shareholders with a comprehensive suite of services designed to support the continued growth of the Existing Fund’s assets, operational efficiency, and overall stability. This expansion of services and overall beneficial economics to the Existing Fund and Copper Place is expected to ensure stability in Copper Place and the portfolio management team. Specifically, Copper Place has represented to the Existing Fund’s Board that the New Fund’s suite of services and support systems are expected to enhance the New Fund’s operational efficiency and overall growth. Regarding “overall beneficial economics to the Existing Fund and Copper Place,” the Reorganization aims to achieve cost efficiency through economies of scale and operational processes provided by the New Fund’s service providers. Copper Place explained to the Existing Fund’s Board that this may include the potential for more competitive pricing structures when negotiating fees and expenses charged for fund administration services, services provided by certain Fund vendors, and other cost-savings for ancillary services, which could be expected to lower operational costs over time. The overall timeline for conversion will be dependent on shareholder approval. In addition, Copper Place entered into an investment advisory agreement (the “IAA”) with the New Fund, which will continue in effect for two years and then be subject to annual renewals upon approval by the New Fund Board. Under the IAA, Copper Place receives a management fee of 0.88% and has agreed to pay all expenses incurred by the Existing Fund except for (i) the fee payment under the IAA, (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) any Rule 12b-l fees, (v) acquired fund fees and expenses; (vi) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (vii) borrowing costs (such as interest and dividend expense on securities sold short); (viii) taxes; and (ix) extraordinary expenses, such as litigation expenses (which may include indemnification of the officers and Trustees of the Existing Fund and contractual indemnification of the Existing Fund service providers (other than Copper Place)). Copper Place represented to the Existing Fund Board that it believes the Reorganization would be in the best interests of the Existing Fund shareholders and recommended that the Existing Fund Board approve the Reorganization.

In determining that (i) the participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization, the Existing Fund Board reviewed and considered various information provided to them to assist them in evaluating the Reorganization, such as information relating to:

●	the potential effect of the Reorganization on the shareholders of the Existing Fund;

●	the terms and conditions of the Plan;

●	the investment objective, fundamental investment policies, and principal investment strategies and risks of the New Fund compared to those of the Existing Fund;

●	the New Fund’s fee structure as compared to the Existing Fund, including the differences in exclusions between the Existing Fund’s unitary fee structure and the New Fund’s unitary fee structure;

●	the New Fund’s investment adviser and portfolio managers relative to the Existing Fund;

●	the capabilities, practices and resources of the New Fund’s other services providers and their anticipated general fee structures;

●	the New Fund’s board of trustees, including its composition and governance structure;

●	Copper Place’s strategic plans for the New Fund following the Reorganization, including marketing and distribution plans;

●	the anticipated U.S. federal income tax consequences of the Reorganization;

●	the costs anticipated to be incurred in connection with the Reorganization and the fact that Copper Place, the Existing Fund’s interim investment adviser, would pay such costs; and

●	Copper Place's recommendation, among other relevant information.

In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.

The members of the Existing Fund Board, including its Independent Trustees (each a “Trustee,” and together, the “Trustees”), did not assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Instead, they decided based on their business judgment after considering all the relevant factors. Although not meant to be all-inclusive, the following were some of the factors considered by the Existing Fund Board in making its determination:

●	the New Fund and the Existing Fund have the same investment objective and substantially similar fundamental investment policies, principal investment strategies, and principal risks;

●	Copper Place, the interim investment adviser to the Existing Fund, would serve as the investment adviser to the New Fund, and the New Fund will be managed by Cliff Remily and Trip Brannen, who have been managing the Existing Fund since its inception, providing continuity of management;

●	the management fee rate for the New Fund will be the same as the management fee rate of the Existing Fund, and the total annual expenses of the New Fund will be the same as the total expenses of the Existing Fund;

●	the New Fund, like the Existing Fund, has a unitary fee structure that is substantially similar to that of the Existing Fund, effectively capping the total annual operating expenses of the New Fund at the same expense limit as the Existing Fund;

●	The New Fund’s unitary fee may not be increased in the future without shareholder approval;

●	the range and quality of services that the shareholders of the Existing Fund would receive as shareholders of the New Fund are expected to generally be comparable to the range and quality of services that such shareholders currently receive;

●	the reasonableness of the terms and conditions in the Plan;

●	the proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Existing Fund and its shareholders;

●	the proposed Reorganization will not result in the dilution of the Existing Fund’s shareholders’ interests;

●	Copper Place, not the Existing Fund or the New Fund, will pay all costs associated with the Reorganization; and

●	the Existing Fund shareholders will continue to be able to sell their shares through a broker-dealer at market prices before the Reorganization; and

●	Copper Place’s recommendation was based, among other things, on its view that the Existing Fund and the New Fund would be, from a shareholder perspective, the same investment decision with similar expenses, and there would be continuity in the management of the strategy.

After careful analysis and consideration and evaluating all of the information and factors above and after consulting with legal counsel, the Existing Fund Board, in the exercise of their responsibility and duty under applicable law, concluded that the terms of the Plan were reasonable and that the Reorganization is in the best interest of the Existing Fund’s shareholders and that their interest would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Existing Fund Board directed that the Plan be submitted to shareholders of the Existing Fund for approval.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about August 23, 2024, or such other date as is agreed to by the parties provided that the Existing Fund and the New Fund have obtained before that time an opinion of Thompson Hine LLP concerning the tax consequences of the Reorganization as outlined in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Existing Fund, at any time before the closing: (i) by either the Existing Fund or the New Fund if the other party or Copper Place materially breaches certain provisions of the Plan; (ii) by either the Existing Fund or the New Fund if certain conditions of the Plan are not met; (iii) by either the Existing Fund or the New Fund if a government order prohibits the closing of the Reorganization; or (iv) by the mutual consent of the Existing Fund and the New Fund. Further, if the Reorganization has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Existing Fund and the New Fund.

Copper Place has agreed to pay all the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $100,000, including but not limited to the preparation, filing, printing, and mailing of this Combined Proxy Statement/Registration Statement; legal, accounting, and other professional fees; proxy solicitation expenses; and other expenses of holding the special meeting and costs incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of Copper Place may solicit proxies, without special compensation, by telephone. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund will continue to operate as a series of the Predecessor Trust, and the Existing Fund Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders, such as re-soliciting shareholders to approve the Reorganization.

C.	The Proposed Plan and Resulting Reorganization

If the Existing Fund’s shareholders approve the Plan and certain closing conditions are met, the Reorganization is expected to take place as follows:

●	the Existing Fund will transfer all its assets at closing to the New Fund;

●	the New Fund will assume the liabilities of the Existing Fund and issue shares to the Existing Fund, which will distribute those shares pro rata to its shareholders;

●	shareholders of the Existing Fund will become shareholders of the New Fund;

●	shares of the New Fund received by shareholders of the Existing Fund at the time of the Reorganization will have the same aggregate net asset value (“NAV”) as the shares of the Existing Fund held immediately before the Reorganization; and

●	the Existing Fund will be liquidated.

D.	Comparison of the Existing Fund and the New Fund

a)	Investment Objectives

The Existing Fund and the New Fund share the same investment objective: to seek current income, long-term income growth, and capital appreciation. The Existing Fund Board may change the investment objective of the Existing Fund without shareholder approval. The Board of Trustees of the New Fund (the “New Fund Board”) also may change the investment objective of the New Fund without the New Fund’s shareholders’ approval.

b)	Principal Investment Strategies

The New Fund will be managed by the investment adviser to the Existing Fund using substantially similar principal investment strategies as the Existing Fund, as described below.

Existing Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of purchase. The Adviser uses quantitative screens (such as dividend yield, return on invested capital, free cash flow, and revenue growth metrics), followed by qualitative research on individual stocks on an industry level and on a company level to identify companies it believes have the commitment and capacity to pay dividends and whose potential growth of capital is expected to be above average. Through this process, the Fund seeks an investment portfolio for investors that achieves above-average yield, a growing dividend, and capital appreciation. Examples of securities in which the Fund invests include common stock, preferred stock, convertible stocks, rights, warrants, and depositary receipts such as American Depositary Receipts (“ADRs”), and European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), and real estate investment trusts (“REITs”).

The Fund seeks to identify and invest in (i) financially sound companies with well-established businesses that are selling at relatively low valuations; (ii) companies that are leaders within their respective markets or industries for above-average returns and consistency in earnings; and (iii) companies in the process of establishing leading positions with a product, service, or market. At any given time, the companies selected for investment could be from the same industry or sector, but the Fund’s investment will not exceed 25% in any industry.

The Fund invests in equity securities of small, medium, and large market capitalization companies and in growth and value stocks.

The Fund invests in securities of issuers located throughout the world, including U.S. and foreign companies, without regard to geographic location. Under normal circumstances, the Fund invests at least 40% of its net assets in foreign and emerging market securities and typically holds investments tied economically to at least three countries outside the U.S.

New Fund

The Fund is an actively managed ETF that, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of purchase. The Adviser uses quantitative screens (such as dividend yield, return on invested capital, free cash flow, and revenue growth metrics), followed by qualitative research on individual stocks on an industry and company level to identify companies it believes have the commitment and capacity to pay dividends and whose potential growth of capital is expected to be above average. Through this process, the Fund seeks an investment portfolio for investors that achieves above-average yield, a growing dividend, and capital appreciation. Examples of securities in which the Fund invests include common stock, preferred stock, convertible stocks, rights, warrants, depositary receipts such as ADRs, EDRs, and GDRs, and REITs.

The Fund seeks to identify and invest in (i) financially sound companies with well-established businesses that are selling at relatively low valuations, (ii) companies that are leaders within their respective markets or industries for above-average returns and consistency in earnings, and (iii) companies in the process of establishing leading positions with a product, service, or market. At any given time, the companies selected for investment could be from the same industry or sector, but the Fund’s investment will not exceed 25% in any industry.

The Fund invests in equity securities of small-, mid-, and large-capitalization companies and growth and value stocks.

The Fund invests in securities of issuers worldwide, including U.S. and foreign companies, without regard to geographic location. Under normal circumstances, the Fund invests at least 40% of its net assets in foreign and emerging market securities. It typically holds investments tied economically to at least three countries outside the U.S.

c)	Investment Advisory Services

Copper Place, located at 1100 Bellevue Way NE Ste 8a 228 Bellevue, WA 98004, is the investment adviser to the Existing Fund and the New Fund. Copper Place, a Washington limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Copper Place was founded in 2024 to serve as the investment adviser to the Existing Fund. As of April 30, 2024, Copper Place managed $24 million in assets under management, and its only client is the Existing Fund. If the Reorganization is approved, Copper Place will continue to be the investment adviser of the New Fund under an Investment Advisory Agreement with the New Fund (the “New Advisory Agreement”) dated July 17, 2024, that will provide for an annual management fee rate of 0.88%, which is the same as the management fee of the Existing Fund. Like the Existing Fund’s investment advisory agreement with Copper Place, the New Advisory Agreement includes a unitary fee structure. Although some of the exclusions under this unitary fee structure are different than those under the Existing Fund’s investment advisory agreement, these differences are not expected to increase the total operating expenses of the New Fund relative to those of the Existing Fund. In addition to the management fee described above, Copper Place may also receive certain benefits from its management of the New Fund through brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the New Advisory Agreement. Except for the date, term, and unitary fee exclusions of the New Advisory Agreement, all other terms are materially identical to the Existing Fund’s IAA terms. The New Fund is expected to be managed by Cliff Remily and Trip Brannen, the portfolio managers who have managed the Existing Fund since its inception.

d)	Distribution Services

The Existing Fund’s principal underwriter is Northern Lights Distributors, LLC (the “Predecessor Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474. The New Fund’s distributor is M3Sixty Distributors, LLC (the “Distributor”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS, 66205. The Distributor will be the principal underwriter, the exclusive agent for distributing the New Fund’s shares. The distribution services the Distributor provides to the New Fund are expected to be substantially similar to those the Predecessor Distributor provides to the Existing Fund.

e)	Purchase and Redemption Procedures

The Existing Fund and the New Fund have substantially similar purchase and redemption procedures. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit. Shares can be bought and sold on NYSE Arca (the “Exchange”), like shares of other publicly traded companies throughout the trading day.

Shareholders may buy and sell individual Shares of the Fund only through a broker-dealer in secondary market transactions on the Exchange. Shares of the Fund are listed for trading on the Exchange under the symbol GDVD. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday. It is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When buying or selling Shares through a broker, shareholders incur customary brokerage commissions and charges. Shareholders may also pay some or all the spread between the bid and the offered price in the secondary market on each leg of a round-trip (purchase and sale) transaction.

f)	Federal Tax Consequences of the Proposed Reorganization

The Existing Fund and the New Fund will have received on the closing date of the Reorganization an opinion of Thompson Hine LLP, legal counsel to the Existing Fund, to the effect that it believes that the proposed Reorganization if carried out as proposed, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that: (i) no gain or loss will be recognized by the Existing Fund upon the transfer of assets to the New Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund or by shareholders of the Existing Fund upon their receipt of shares of the New Fund in exchange for shares of the Existing Fund; (ii) the aggregate tax basis of the shares of the New Fund received by a shareholder of the Existing Fund will be the same as the aggregate tax basis of the shares of the Existing Fund exchanged therefor; and (iii) the holding period of a shareholder of the Existing Fund for the shares of the New Fund received in the Reorganization will include the period during which the shares of the Existing Fund exchanged therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the exchange. There is no assurance that the IRS or a court would agree with the opinion of Thompson Hine LLP, which is not binding upon the IRS or the courts.

2.	PRINCIPAL RISK FACTORS

The following tables provide information on the principal risks of investing in the Existing and New Funds. Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and substantially identical principal investment strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed as proposed, the New Fund will obtain the portfolio of the Existing Fund, it is anticipated that the Existing Fund’s and the New Fund’s principal risks will be substantially the same.

As with any mutual fund investment, there is a risk that you could lose money by investing in either Fund. The success of the New Fund’s investment strategy depends mainly upon Copper Place’s skill in selecting securities for purchase and sale by the New Fund, and there is no assurance that the New Fund will achieve its investment objective. Neither Fund is intended to be a complete investment program.

Below are the principal risks for the Existing Fund, as disclosed in each Fund’s Prospectus. The order of presentation follows the Existing Fund’s order.

Principal Risks	Existing Fund	New Fund
Active Management Risk

The Adviser’s judgments about the growth, value, or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

When managing the fund, the Adviser makes strategic decisions based on their assessments of investments' growth, value, and potential appreciation. The Adviser’s judgments about the growth, value, or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. Investors must understand that these risks are inherent in any strategy relying on active management, as it depends significantly on the Adviser’s ability to predict and react to market conditions and trends accurately.

Authorized Participant Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

The risk disclosure is the same.
Company-Specific Risk	The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

The possibility that a particular stock may lose value due to factors specific to the company itself is an inherent risk in equity investments. This risk arises from various potential issues within the company, including the deterioration of its fundamental characteristics, such as financial instability, poor management decisions, or loss of competitive edge. Additionally, adverse events such as legal challenges, regulatory actions, or significant operational failures can negatively impact the company’s valuation. Moreover, a downturn in its business prospects, perhaps due to changing market dynamics, technological obsolescence, or shifts in consumer preferences, can also lead to a decline in the stock’s value. Each of these factors can individually or collectively influence the performance of the investment, leading to potential losses confined to the misfortunes of the specific company, irrespective of broader market trends.

Principal Risks	Existing Fund	New Fund
Depositary Receipts Risks

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Fund may invest in foreign securities, which means it may invest in:

• ADRs - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

• EDRs and GDRs - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases, it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

The risk disclosure is identical.
Dividend-Oriented Stocks Risk

Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Additionally, the Fund’s performance during a broad market advance could suffer because dividend-paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Investing in companies that have historically paid regular dividends involves the risk that these dividends could be reduced or eliminated. For instance, adverse economic conditions, such as a sharp rise in interest rates or a significant economic downturn, could strain a company’s cash flow, prompting it to cut or discontinue its dividend payments unexpectedly. This risk is compounded by the fact that dividend-paying stocks, while providing regular income, often have lower capital appreciation potential than non-dividend-paying stocks. As a result, during periods of broad market advances, the performance of the Fund may lag, as these dividend-oriented stocks may not participate in the rally to the same extent as their non-dividend-paying counterparts. This underperformance could impact the Fund's overall returns, especially if a significant portion of its holdings are in dividend-paying stocks.

Principal Risks	Existing Fund	New Fund
Early Close/Trading Halt Risk

An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

The risk disclosure is identical.
Emerging Market Risk

The Fund may invest in securities issued by companies in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Equity Securities Risk

Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

The risk disclosure is identical.
ETF Structure Risk - Not Individually Redeemable

The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participants (“APs”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

The risk disclosure is identical.
ETF Structure Risk - Trading Issues

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
ETF Structure Risk - Market Price Variance Risk

Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

• In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV. • The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

• When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.

• In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Foreign Currency Risk

Certain of the Fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect the Fund that has foreign currency exposure than the Fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Foreign Securities Risk

The Fund’s investments in foreign securities could subject the Fund to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

●   European Countries

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the “UK”), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Growth Investing Risk

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Investment Style Risk

There is a possibility that the market segment in which the Fund is primarily invested, whether growth or value; large or mid-cap; could underperform other kinds of investments or market averages that include style-focused investments.

The Fund is subject to investment style risk, which arises from the possibility that the market segment in which it primarily invests may underperform relative to other types of investments or broader market averages that include a variety of investment styles. For example, if the Fund focuses on growth stocks, there may be periods when value stocks outperform growth stocks, or if the emphasis is on large-cap stocks, there could be times when mid-cap or small-cap stocks provide higher returns. Similarly, a focus on a specific market segment like technology or healthcare could lag during times when other sectors are thriving. This risk underscores the possibility that the Fund’s chosen investment style or market focus could fall out of favor with investors, leading to potentially prolonged periods of underperformance compared to other funds with a different focus or diversifying across multiple styles and market segments. This could adversely impact the Fund’s performance and could be particularly pronounced during market shifts or economic cycles where the Fund’s chosen style is less favored.

Issuer Risk

The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

The risk disclosure is identical.
Large Market Capitalization Companies Risk

The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

The risk associated with investments in larger companies involves several factors that could lead to underperformance compared to investments in smaller companies. Firstly, due to their significant market capitalization, larger companies might not experience the same level of growth as smaller companies. Smaller companies often have greater growth potential and can provide higher returns if they succeed. In contrast, larger companies tend to have more established revenue streams and slower growth rates, which might not result in rapid stock price increases.

Additionally, larger companies may face challenges in responding swiftly to competitive pressures. These enterprises can be less agile than smaller companies, partly because of their size and the complexity of scaling large operations. In fast-evolving industries, such as technology, the inability to adapt quickly to new technologies and shifts in consumer preferences can be particularly detrimental. This risk is compounded in intensely competitive and innovation-driven sectors, where a delayed response can lead to significant market share losses to more agile competitors.

Furthermore, larger companies are often extensively scrutinized by many investors and analysts, which can lead to less pricing inefficiency to exploit for potential gains. In contrast, smaller companies might fly under the radar, creating more opportunities for mispricing that savvy investors can exploit.

Overall, while investments in larger companies can be seen as more stable and less volatile, they carry specific risks associated with their size and the agility of their response to market changes, which could result in lesser gains during periods of rapid market evolution or decline relative to smaller, more agile companies. This makes it crucial for investors to consider how company size and market responsiveness dynamics align with their investment goals and risk tolerance.

Principal Risks	Existing Fund	New Fund
Limited History of Operations Risk	The Fund has a limited history of operations for investors to evaluate.	The risk disclosure is identical.
Management Risk	There is a risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

The risk that the investment techniques and decisions employed by the Fund’s portfolio manager may not achieve the desired outcomes is a significant concern. This includes the possibility that the portfolio manager’s choice of investments, the timing of buy and sell decisions, or risk management strategies might not perform as expected. For example, the portfolio manager might select a stock or a group of stocks that underperform the market or misjudge the market's direction, leading to potential losses. Additionally, applying analytical tools and interpreting market data could prove incorrect, impacting the effectiveness of the strategies implemented.

Moreover, the portfolio manager’s specific approach, whether it involves active trading, sector rotation, asset allocation, or another strategy, carries inherent risks. Historically successful strategies can fail under different economic conditions or market environments. Such failures can result from external factors like sudden economic shifts, unforeseen market volatility, or changes in government policies, which can all adversely affect the Fund’s performance.

Furthermore, management risk extends to operational aspects, such as trade execution, where delays or errors can lead to additional costs or missed opportunities. The portfolio manager’s ability to execute the investment strategy effectively depends on the quality and reliability of the support systems and technologies.

Thus, while the portfolio manager may have a track record of success, there are no guarantees that past performance will indicate future results. Investors should be aware that management risk can lead to periods of underperformance and potential losses, affecting the Fund's overall returns. This emphasizes the importance of understanding and assessing the strategies and competencies of the portfolio manager when considering investments in the Fund.

Principal Risks	Existing Fund	New Fund
Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. market. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruption, you could lose your entire investment.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Mid- and Small-Capitalization Companies Risk

The stocks of mid- and small-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

The stocks of mid- and small-capitalization companies carry significant risks, often greater than those associated with larger, more established companies. These companies typically have narrower product lines and smaller market presences, which can limit their ability to diversify business risks. Moreover, their financial resources are often more constrained, which may restrict their ability to weather economic downturns or finance growth initiatives. This lack of financial robustness can also make them more vulnerable to recessions or market or economic conditions changes.

Additionally, mid-and small-cap companies frequently rely on a smaller management team, which may lack depth in experience or skills compared to management teams at larger companies. This dependency on a limited number of key individuals can pose significant risks if the company loses any of those individuals and can impact the company’s ability to innovate or manage complex operations effectively.

Furthermore, stocks of mid-and small-cap companies are often less liquid than those of larger companies, meaning they can be harder to sell at a reasonable price and quick to drop in value. This illiquidity can lead to more abrupt or erratic stock price movements, especially in response to company-specific developments or shifts in the overall economic environment. These stocks are also less likely to be followed by market analysts, which can lead to less predictable market movements due to sudden shifts in investor perception based on new information.

Because of these factors, mid-and small-cap stocks may exhibit higher volatility and offer higher potential rewards, but they also come with a higher risk of loss. The market movements of these stocks can be more pronounced, and they can underperform compared to larger companies or the broader market under certain market conditions. Investors in mid-and small-cap stocks should be prepared for the possibility of large price swings, including significant losses, and must carefully consider their ability to assume these risks.

Principal Risks	Existing Fund	New Fund
New Adviser Risk

The Adviser has not previously served as an adviser to an ETF, although its portfolio managers and management have extensive experience with ETFs. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

The risk disclosure is identical.
Quantitative Modeling Risk	The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (e.g., human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

The Fund relies on quantitative models as a key component of its management strategy, utilizing advanced mathematical tools to analyze multiple economic factors using proprietary and third-party data. These models aim to predict asset prices, optimize portfolio allocations, and manage risk by processing large datasets to identify statistically significant investment opportunities. However, the reliance on quantitative models introduces specific risks that may adversely affect the Fund’s performance.

One significant risk involves the accuracy and relevance of the data used. Data imprecision, whether due to data-entry errors, outdated information, or incomplete datasets, can lead to incorrect outputs from the models. Since quantitative models often process vast amounts of data, even small errors can compound and lead to significant deviations in investment outcomes.

Additionally, the models are based on specific economic and market assumptions that may not hold under all market conditions. Changes in the financial markets or macroeconomic environment that were not anticipated or incorporated into the model’s design can lead to unexpected results. This includes scenarios where market behavior becomes erratic or diverges from historical patterns, potentially rendering the model’s predictions less effective or obsolete.

Human judgment also plays a crucial role in developing and implementing these models. Decisions about which data to include, which methodologies to employ, and how to interpret the results are subject to human bias and error. Moreover, the individuals operating these models might misinterpret the data or over-rely on the automated aspects of the system without adequate oversight.

Technology issues such as software malfunctions, programming inaccuracies, or cybersecurity breaches also pose significant risks. Flaws in the model’s software or algorithms can lead to incorrect trading decisions, and breaches could lead to unauthorized access to proprietary trading strategies.

Given these vulnerabilities, the Fund's performance can vary substantially from expected outcomes, especially in volatile or unusual market conditions. These discrepancies can result in losses that may not correlate with market trends, making it crucial for investors to understand the potential for significant variations in Fund performance due to quantitative models' inherent limitations and risks.

Principal Risks	Existing Fund	New Fund
Real Estate Investment Trusts (“REITs”) Risk

REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. If the Fund invests in a REIT, it will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Regular REIT dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from the Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder where the shareholder to own such REIT directly.

Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Real Estate Securities Risk

Investing in securities of companies in the real estate industry subjects the Fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

The risk disclosure is identical.

Principal Risks	Existing Fund	New Fund
Sector Risk

The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments. If the Fund invests more heavily in a particular sector, the value Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, Share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

The risk disclosure is identical.
Value Investing Risk

The stocks in which the Fund invests may not be undervalued as expected. The Adviser’s assessment of an equity security’s intrinsic value may never be fully recognized or realized by the market, and an equity security judged to be undervalued or overvalued may actually be appropriately priced or its price may move in the wrong direction. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, value-oriented funds may underperform when growth investing is in favor.

At times, the Fund uses a value investing strategy to invest in stocks that appear to be undervalued relative to their intrinsic value. However, this approach carries several inherent risks. There is no guarantee that the stocks identified as undervalued by the Fund’s investment adviser are undervalued. Misjudgments about intrinsic value can occur due to inaccurate or incomplete information, flawed analysis, or unforeseen changes in a company’s business prospects or the economic environment.

Moreover, even if the investment adviser’s assessment of a stock’s intrinsic value is accurate, there is no certainty that the broader market will ever recognize this value. Market participants may not share the adviser’s view on the stock’s worth, or external factors such as shifts in market sentiment, macroeconomic changes, or industry disruptions might prevent the stock from reaching its assessed value. Additionally, a security believed to be undervalued may continue to be undervalued for a long time, or its price may decline further. Conversely, a stock thought to be overvalued may continue to rise or not decrease as expected.

3.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund (each referred to as a “Fund” as appropriate). The expenses for the Existing Fund are based on expenses incurred by the Existing Fund during its most recently completed fiscal year ended February 29, 2024. Only pro forma information has been presented for the New Fund because it will not commence operations until the Reorganization is completed.

FEES AND EXPENSES

	Existing Fund	Pro Forma: New Fund
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1), (2)	0.00%	0.00%

Total Annual Fund Operating Expenses	0.88%	0.88%

(1) The Existing Fund’s adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, and extraordinary expenses.

(2) The New Fund’s adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee; any front-end or contingent deferred loads, brokerage fees and commissions; any Rule 12b-l fees, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)).

B.	Example

This example will help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other funds. The examples assume that you invest $10,000 in the specified fund for the periods indicated and then sell all your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed as contemplated. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund	New Fund
1 Year	$90	$90
3 Years	$281	$281
5 Years	$488	$488
10 Years	$1,084	$1084

C.	Interim Investment Advisory Agreement and Investment Advisory Agreement

Existing Fund Interim Investment Advisory Agreement. Prior to April 4, 2024, R Cubed was the investment adviser of the Existing Fund. Cliff Remily and Trip Brannen, along with the principal owner of R Cubed, managed the operations of R Cubed. Cliff Remily and Trip Brannen formed Copper Place in part to acquire the rights to manage the Existing Fund. The principal owner of R Cubed elected to discontinue his association with the Existing Fund. Copper Place and R Cubed entered into an agreement whereby the rights to manage the Existing Fund transitioned from R Cubed to Copper Place. Since the transition presumably caused a change of control for purposes of Section 2(a)(9) of the 1940 Act when the R Cubed investment advisory agreement was assigned to Copper Place and the existing investment advisory agreement between R Cubed and the Existing Fund contained a provision causing the agreement’s automatic termination in the event of its assignment, it was necessary for Copper Place and the Existing Fund to enter a new, interim investment advisory agreement (the “Existing Fund IAA”) pursuant to Rule 15a-4 under the 1940 Act.

At a special meeting held on April 4, 2024, the Existing Fund Board, including all the Independent Trustees, unanimously approved the Existing Fund IAA. Under the Existing Fund IAA, Copper Place has contractually agreed to pay all expenses incurred by the Existing Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Predecessor Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Existing Fund IAA is substantially similar to the Existing Fund’s prior Investment Advisory Agreement, except that the Existing Fund IAA includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Existing Fund IAA has a maximum term of 150 days. Further, it provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate it at any time without penalty on not more than ten days’ written notice and that the compensation earned by Copper Place under the agreement is being held in an escrow account until shareholders approve the Reorganization, after which the amount in the escrow account, plus any interest, will be paid to the Copper Place. If shareholders do not approve the Reorganization, Copper Place will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Existing Fund IAA or the total amount in the escrow account, plus any interest.

Copper Place will continue to manage the Fund under the Existing Fund IAA until the Reorganization is approved by shareholders or the Existing Fund IAA expires. If shareholders do not approve the Reorganization, the Board and Copper Place will consider other options, including a new or modified request for shareholder approval of a new advisory agreement, retaining a different investment adviser for the Existing Fund, which also would need to be approved by the Existing Fund's shareholders, or the possible liquidation of the Existing Fund.

New Fund Investment Advisory Agreement. Effective July 17, 2024, Copper Place entered into an investment advisory agreement (the “New Fund IAA”) with the New Fund, which will continue in effect for two years and then be subject to annual renewals upon approval by the New Fund Board. Under the IAA, Copper Place receives a management fee of 0.88% and has agreed to pay all expenses incurred by the New Fund except for (i) the fee payment under the New Fund IAA, (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) any Rule 12b-l fees, (v) acquired fund fees and expenses; (vi) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (vii) borrowing costs (such as interest and dividend expense on securities sold short); (viii) taxes; and (ix) extraordinary expenses, such as litigation expenses (which may include indemnification of the officers and Trustees of the New Fund and contractual indemnification of the New Fund service providers (other than Copper Place)).

Comparison of the Existing Fund IAA and the New Fund IAA. The material terms of the Existing Fund IAA and the New Fund IAA are nearly identical, except for the provisions related to the interim nature of the Existing Fund IAA and the items noted below. At an April 26, 2024 meeting, the New Fund Board, including all the Independent Trustees, unanimously approved the New Fund IAA., attached hereto as Exhibit A. The Existing Fund IAA is attached hereto as Exhibit B. You should read both documents carefully. The descriptions in this Proxy Statement are only a summary.

Differences Between the Agreements

In addition to the dates of the Agreements, the parties, and the interim term and Rule 15f-4 requirements to the Agreements, the New Fund IAA is governed by different applicable laws, as noted below.

●	Applicable law. The Existing Fund IAA was governed by New York law, while the New Fund IAA is governed by Delaware law. Both agreements comply with federal securities laws. The Fund is unaware of any differences in Delaware or New York contract law that would impact shareholders or their rights.

Material Terms of the New Advisory Agreement

Both the New Advisory Agreement and the Former Advisory Agreement provide that the investment adviser:

●	Has discretionary management authority over the Fund’s portfolio.

●	Must comply with federal securities laws.

●	Must maintain adequate books and records; and

●	Must keep the Board informed of all material and events that impact the Fund.

The compensation under the New Fund IAA and the Existing Fund IAA is the same. Under the New Fund IAA, the Adviser is entitled to receive an annual advisory fee from the Fund of 0.88% of the Fund's average daily net assets.

The New Fund IAA provides that it will continue for an initial term of two years and annually thereafter, but only so long as its continuance is approved by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Fund IAA will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the Adviser can terminate the New Fund IAA on 60 days’ notice to the Fund. The New Fund IAA may be amended by the parties (which includes the Adviser and the Trust) under the requirements of the 1940 Act.

The New Fund IAA, like the Existing Fund IAA, provides that the Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Fund IAA is July 17, 2024. If shareholders do not approve the Reorganization, the Existing Fund Board and Copper Place will consider other options, including a new or modified request for shareholder approval of a Reorganization, retaining a new investment adviser for the Existing Fund, which also would need to be approved by the Existing Fund's shareholders, or the possible liquidation and closing of the Fund.

4.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A.	Summary of the Proposed Reorganization

The Plan provides that upon the transfer of all of the assets of the Existing Fund to the New Fund on the closing date of the Reorganization (“Closing Date”), the New Fund will assume all of the liabilities of the Existing Fund and issue to the Existing Fund that number of full and fractional shares having an aggregate NAV equal in value to the aggregate NAV of the Existing Fund’s shares, calculated as of the last business day preceding the Closing Date (the “Valuation Date”). The Existing Fund will then distribute the shares it receives from the New Fund to its shareholders in proportion to their holdings of such shares in the Existing Fund in the liquidation of the Existing Fund. Existing Fund shareholders will receive shares of the New Fund based on their respective holdings in the Existing Fund as of the Valuation Date.

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s Existing Fund shares held in the Existing Fund as of the Valuation Date. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Date, shareholders of the Existing Fund will continue to be able to redeem, through authorized participants, their shares at the NAV next determined after receipt of a redemption request in proper form by the Existing Fund through the Existing Fund’s transfer agent and only on a day on which the Exchange is open for business, as stated in the Existing Fund’s prospectus, dated June 28, 2024. Redemption and purchase requests received by the Existing Fund’s transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the New Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed. Generally, the assets transferred by the Existing Fund to the New Fund will include all investments of the Existing Fund held in its portfolio as of the Valuation Date and all other assets of the Existing Fund as of such time.  No sales charges will be imposed on the shares of the New Fund issued in connection with the proposed Reorganization.

Since the shares of the New Fund will be issued at NAV in exchange for the net assets of the Existing Fund having a value equal to the aggregate NAV of the shares of the Existing Fund as of the Valuation Date, the NAV per share of the New Fund should remain virtually unchanged solely as a result of the Reorganization.  Thus, the Reorganization should not result in dilution of the NAV of the Existing Fund or the New Fund immediately following consummation of the Reorganization.  However, a shareholder of the Existing Fund may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same.

The Reorganization is subject to several conditions, including, without limitation, the receipt of a legal opinion from Thompson Hine LLP addressed to the Existing Fund and the New Fund. The opinion from Thompson Hine LLP will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction with the conditions in the Plan, the Closing Date of the Reorganization will be on or about August 23, 2024, or any other date agreed upon by the parties.

The Plan may not be changed except by a written agreement signed by each party.

B.	Description of the New Fund Shares

The New Fund shares issued to the Existing Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid, and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The New Fund shares may be: (i) sold and redeemed by Authorized Participants in Creation Units based upon the NAV of the New Fund, which is next determined after receipt of an order in proper form, as described in the New Fund’s prospectus; and (ii) sold by other shareholders through a broker dealer in secondary market transactions on NYSE Arca.

C.	Reasons for the Reorganization Considered by the Existing Fund Board

The Existing Fund Board, including a majority of the Independent Trustees, has determined that the interests of the Existing Fund’s shareholders will not be diluted due to the proposed Reorganization and that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders.

The reasons for the Reorganization are described above under “Synopsis - Reasons for the Reorganization and Board Deliberations.”

D.	Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Thompson Hine LLP has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

●	The Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

●	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of all of the Existing Fund’s assets to the New Fund solely in exchange for New Fund shares and the assumption by the New Fund of the liabilities of the Existing Fund Fund or upon the distribution (whether actual or constructive) of the New Fund shares to the Existing Fund shareholders in exchange for their Existing Fund shares.

●	Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of all of the assets of the Existing Fund solely in exchange for the New Fund shares and the New Fund’s assumption of the liabilities of the Existing Fund.

●	Under Section 362(b) of the Code, the adjusted basis in each of the Existing Fund’s assets acquired by the New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the reorganization.

●	Under Section 1223(2) of the Code, the holding period of each of the assets of the Existing Fund in the hands of the New Fund will include the period during which those assets were held by the Existing Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

●	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund shares in complete liquidation of the Existing Fund pursuant to the Reorganization.

●	Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund shares received by each Existing Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund shares held by such shareholder immediately prior to the Reorganization.

●	Under Section 1223(1) of the Code, the holding period of the New Fund shares received by each Existing Fund shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization).

●	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the New Fund will be treated for purposes of section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization, the tax attributes of the Existing Fund enumerated in Section 381(c) of the Code shall be taken into account by the New Fund as if there had been no Reorganization, and the taxable year of the Existing Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

Although the Existing Fund is unaware of any adverse state income tax consequences, it has not investigated those consequences for its shareholders. Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization. Additionally, neither the Existing Fund nor the New Fund has sought, and neither will seek, a private letter ruling from the Internal Revenue Service (“IRS”) concerning the U.S. federal income tax consequences of the Reorganization. The opinion of Thompson Hine LLP will be based on certain factual certifications made by officers of the Predecessor Trust and the Trust and will also be based on customary assumptions. The opinion does not guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

The New Fund will succeed to the tax attributes, including capital loss carryovers (if any), of the Existing Fund in the Reorganization. The ability of the New Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganization.

Although the Reorganization is expected to be tax-free for the Existing Fund's shareholders, the Existing Fund may make one or more distributions to shareholders before closing the Reorganization. Any such distribution will generally be taxable to shareholders as ordinary income or capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to any shareholder's particular facts and circumstances. Shareholders are urged to consult their tax advisors regarding the consequences of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.	Comparison of Shareholder Rights

Below is a discussion of the material similarities and differences in the rights of shareholders of the Existing Fund versus the rights of shareholders of the New Fund.

Governing Law. The Existing Fund is organized as a diversified separate series of the Predecessor Trust. The New Fund is organized as a diversified separate series of the Trust. Both Trusts are an open-end management company organized as a Delaware statutory trust (collectively called the “Trusts”). Because the Trusts are organized under the same state law, the Existing and New Fund laws are identical. The Existing Fund and the New Fund are authorized to issue unlimited shares of beneficial interest. The operations of the Existing Fund and the New Fund are each governed by their respective trust instruments (“Declarations of Trust”) and By-Laws (together with the Declarations of Trust, the “Governing Documents”) and applicable state law.

Term of Trustees; Removal of Trustees. Both Trusts’ Declarations of Trust generally provide that the Trustees shall serve for a term of unlimited duration, subject to their resignation, death, retirement, removal, or unless declared bankrupt or incompetent by a court of competent jurisdiction. Any Trustee of the Predecessor Trust may be removed at any time by a majority of Trustees or by a vote of shareholders owning at least two-thirds of the then outstanding shares of the Trust. Any Trustee of the Trust may be removed at any time by the action of a majority of the remaining Trustees or by a vote of shareholders owning at least two-thirds of the total combined net asset value of the issued and outstanding shares of the Trust.

Trustee Liability and Indemnification. Under Delaware law, trustees of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. Delaware law does not include an express provision limiting the liability of the trustees of a Delaware statutory trust, and the Trustees of the Trusts could potentially be held personally liable for their respective Trust’s obligations. Each Trust’s Declaration of Trust, however, generally provides that no Trustee shall be subject to any personal liability concerning the assets or affairs of a series of the Trust. Neither Declaration of Trust protects Trustees from any liability they may incur because of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Both Trusts must indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Trustees, except under certain limited circumstances relating to the culpability of such officers or Trustees.

Shareholder Meetings. Under Delaware law and the Declarations of Trust, neither Trust is required to hold annual meetings of shareholders. The Predecessor Trust’s Bylaws provide that the Existing Fund Board may call meetings of the shareholders from time to time to act upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed necessary or desirable. The Predecessor Trust’s Bylaws also generally provide that the Existing Fund Board shall call a meeting of the shareholders for voting upon the removal of any Trustee when requested to do so in writing by shareholders holding not less than one-third of the shares of the Trust then outstanding.

The Trust’s By-Laws provide that special meetings of shareholders shall be held at any time for any purpose by a majority of the New Fund Board’s Trustees, the Chairman of the New Fund Board, the President, or the Secretary upon the written request of Shareholders entitled to cast not less than 20% of all the votes entitled to be cast at such meeting. Under the Governing Documents of the Predecessor Trust, shareholders must be given no less than seven days’ notice, and no more than seventy-five days’ notice, of any shareholder meeting; under the Trust’s By-Laws, shareholders must be given no less than ten or more than ninety days’ notice. The Predecessor Trust’s Declaration of Trust states that a one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. The Trust’s Agreement and Declaration of Trust states that the holders of shares representing more than 50% of the total combined net asset value of all shares issued and outstanding and entitled to vote on a matter, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business as to such matter.

The Predecessor Trust’s Declaration of Trust states that shareholders have the power to vote only on the matters specified in such Declaration of Trust and generally gives shareholders the power to vote for (i) the election or removal of Trustees, (ii) any contract to which the 1940 Act requires shareholder approval, (iii) any reorganization of the Predecessor Trust or any series of the Predecessor Trust, (iv) certain amendments of the Predecessor Trust’s Declaration of Trust, (v) any matter to the same extent as stockholders of Delaware business corporation regarding derivative or class actions, and (vi) such additional matters required by the 1940 Act, the Predecessor Trust’s Governing Documents, or as the Trustees may consider desirable.

Under the Trust’s Agreement and Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, including the filling of any vacancies in the New Fund Board, as provided in Article IV, Section 1; (ii) concerning such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof; and (iii) on such other matters as the New Fund Board may consider necessary or desirable.

Shareholder Liability. Under Delaware law, shareholders of a business trust or statutory trust, respectively, are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.

The Governing Documents for both Trusts provide that any shareholder or former shareholder of the respective Trust shall not be held personally liable for any obligation or liability of the trust solely because of being or having been a shareholder.

Series Liability. The Existing Fund is one of many series of the Predecessor Trust, while the New Fund is one of nine series of the Trust.

Delaware law provides for the ability to limit liabilities of a series such that creditors of one series only have recourse against the assets of that series and not those of other series in the trust. This ability under Delaware law to limit the liability of a series is subject to certain specified conditions, including that the trust must maintain separate and distinct records for each series, each series’ assets must be held and accounted separately from other series, and the statutory trust generally. In addition, governing documents under Delaware law must make appropriate references to the limitation of inter-series liability. The Trust’s Declaration of Trust states that all persons who have extended credit that has been allocated to a particular series or who have a claim or contract which has been allocated to any particular series shall look and shall be required by contract to look exclusively, to the assets of that particular series for payment of such credit, claim or contract.

Board of Trustees. Each of the Predecessor Trust and the Trust is a series trust with a board of trustees. The composition of the Existing Fund Board is different from that of the New Fund Board in terms of membership. The Predecessor Trust’s Governing Documents provide that the number of trustees serving on the Board shall be no less than 1 and no greater than 15; currently, the Existing Fund Board has set the number of trustees at three. The Trust’s Declaration of Trust provides that the number of trustees serving on the New Fund Board shall be set by it, provided that in no event shall there be less than one or more than fifteen trustees; currently, the New Fund Board has set the number of trustees at four, three of which are Independent Trustees.

For more information on governance matters, refer to the Existing Fund’s SAI dated June 28, 2024, and the New Fund’s SAI dated July 26, 2024, SAI, each incorporated by reference into this Combined Proxy Statement and Prospectus.

F.	Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of June 30, 2024, as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
NAV	$22,744,333.70	$0	$22,744,333.70
Shares outstanding	920,000	0	920,000
NAV per share	$24.7221	$0	$24.7221

* The New Fund was formed to complete the Reorganization; it has no assets.

5.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND

A.	Investment Objective

Both the Existing Fund and New Fund seek current income and long-term growth of income and capital appreciation. Except for the fundamental restrictions described in each Fund’s SAI, the Board of each Fund has reserved the right to change the investment objective without shareholder approval if it determines such a change is in the best interests of the respective Fund.

B.	Fees and Expenses

Both the Existing Fund and the New Fund pay Copper Place a monthly investment advisory fee computed at the annual rate of 0.88% of the Fund’s average daily net assets under the terms of the Existing Fund IAA or New Fund IAA, respectively.

For more information, please see the “Comparison Fee Tables and Examples” section of this Combined Proxy Statement and Prospectus. Also, see the Existing and New Fund fees and expenses section of the prospectus dated June 28, 2024, and July 26, 2024, respectively.

C.	Performance and Portfolio Turnover

If shareholders of the Existing Fund approve the Reorganization, the New Fund will adopt the performance history of the Existing Fund, which is presented below. The bar chart and table that follow provide some indication of the risks of investing in the New Fund by showing changes in the Existing Fund’s performance annually and by showing how the Existing Fund’s average annual total returns for one year and since inception periods compared with those of a broad-based securities market index.

How the Existing Fund has performed in the past (before and after taxes) does not necessarily indicate how the New Fund will perform in the future.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Existing Fund and New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Existing Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Existing Fund or New Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-855-601-0317 or visiting the Fund’s website at http://www.cpgcetfs.com.

Calendar Year Returns

The Existing Fund’s year-to-date return as of December 31, 2023 is 8.67%.

Quarterly Returns During This Period

Highest:	10.39% (quarter ended December 31, 2023)
Lowest:	(4.47)% (quarter ended September 30, 2023)

Average Annual Total Returns (for the period ended December 31, 2023)	One Year	Since Inception (March 30, 2022)
Copper Place Global Dividend Growth ETF
Return Before Taxes	8.67%	(1.24)%
Return After Taxes on Distributions	7.94%	(1.80)%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	(0.98)%
MSCI ACWI (reflects no deduction for fees, expenses, or taxes)	23.79%	3.01%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are irrelevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an IRA. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

During the Existing Fund’s most recent fiscal year, its portfolio turnover rate was 32% of the average value of its portfolio.

For a discussion of the Existing Fund’s performance and portfolio turnover during the most recent fiscal year, please see the Annual Report to Shareholders of the Existing Fund for the fiscal year ended February 29, 2024 (the “Existing Fund’s Annual Report”).

D.	Investment Adviser and Portfolio Managers

Copper Place is the investment adviser to the Existing Fund and the New Fund. For more information regarding Copper Place and a discussion of its services to the Existing Fund, see the summary prospectus, prospectus, and SAI of the Existing Fund, dated June 28, 2024. The New Fund's Annual Report to Shareholders for the fiscal year ended February 29, 2024, discusses the factors that the Existing Fund Board considered in approving the Existing Fund’s advisory agreement.

Copper Place serves as the investment adviser to the Funds. Under the Existing IAA and the New IAA, Copper Place is subject to the oversight of the respective Board. In conformity with the Fund's stated policies, Copper Place supervises the Fund's portfolio investment operations. The Adviser was formed in 2024 to manage the Fund. As of April 30, 2024, Copper Place managed $24 million in assets under management. Its only client is the Existing Fund.

Cliff Remily and Trip Brannen are the portfolio managers for the Existing Fund and the New Fund. They are responsible for the daily management of the Fund’s portfolio. Below is a discussion of the current portfolio managers' experience and qualifications.

Cliff Remily, CFA®, Chief Investment Officer, founded the Adviser in 2024. Most recently, he was a Portfolio Manager at Edge Asset Management, an investment boutique within Principal Global Investors, managing a Global Dividend Fund and an International ADR portfolio. Mr. Remily has been in the investment industry since 2000. Previously, he was an Executive Vice President and Portfolio Manager at PIMCO, where he co-founded Global Dividend Strategies. Before that, he was a Managing Director and Portfolio Manager at Thornburg Investment Management, managing over $10 billion. Mr. Remily received an M.B.A. from the University of Southern California, Marshall School of Business, and a bachelor’s degree from the University of Washington in Business and International Studies.

Trip Brannen, CFA, Portfolio Manager, joined the Adviser in 2024. Mr. Brannen has been in the investment business for 12 years. He started his career in asset management at PIMCO, where he worked with Mr. Remily as a part of the Global Equity Income team. Following that, he was a Portfolio Manager at Eaton Vance’s quant shop Parametric and a fundamental Equity Analyst covering Industrials and Materials at Principal Global Financial. Mr. Brannen holds a Masters in Computational Finance and Risk Management from the University of Washington, a Bachelors in Mathematics from the University of Tennessee at Chattanooga, and a CFA charter holder.

A discussion regarding the basis for the New Fund Board’s approval of the New Fund IAA will be available in the New Fund’s semi-annual report to shareholders dated August 31, 2024.

The New Fund's SAI, dated July 26, 2024, provides additional information about the portfolio managers’ compensation and other accounts they manage.

E.	How the Fund Shares are Priced

Existing Fund

The prospectus of the Existing Fund, dated June 28, 2024, discusses how the Fund's shares are priced.

New Fund

Shares of the New Fund can be bought and sold in one of two ways, depending on the type of investor. All investors, including retail investors and authorized participants, may buy and sell Shares in secondary market transactions through brokers at market prices, and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the New Fund directly, and those transactions are effected at the New Fund’s NAV. The NAV of the New Fund is determined at the close of regular trading (typically 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (“Exchange Close”). The NAV considers the New Fund's expenses and fees, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the New Fund for a particular day applies to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the New Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the New Fund’s portfolio securities, including securities issued by ETFs, are valued daily at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer-supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the New Fund Board. Fair value pricing involves subjective judgments, and the fair value specified for a security may be materially different from the value realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The New Fund Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The New Fund Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The New Fund may use independent pricing services to assist in calculating the value of the New Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the New Fund. Because the New Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the New Fund’s portfolio securities may change on days when you may not be able to buy or sell New Fund shares.

Premium/Discount Information

Retail investors will buy and sell Shares in secondary market transactions through brokers at market prices, and the Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares.

F.	How to Buy and Sell Shares

Existing Fund

All investors, including retail investors and authorized participants, may buy and sell the Existing Fund’s shares in secondary market transactions through brokers at market prices, and the shares will trade at market prices. Only authorized participants may buy and redeem shares from the Existing Fund directly, and those transactions are effected at the Existing Fund’s NAV.

New Fund

All investors, including retail investors and authorized participants, may buy and sell the New Fund’s shares in secondary market transactions through brokers at market prices, and the shares will trade at market prices.

Only authorized participants may buy and redeem shares from the New Fund directly, and those transactions are effected at the New Fund’s NAV.

Buying and Selling Shares on the Secondary Market

You may buy and sell individual Shares of the New Fund only through a broker dealer in secondary market transactions on the Exchange. Shares of the New Fund are listed for trading on the Exchange under the symbol GDVD. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday. It is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. You may also pay some or all the spread between the bid and the offered price in the secondary market on each leg of a round-trip (purchase and sale) transaction.

Creation and Redemption Transactions

Authorized Participants may acquire Shares directly from the New Fund and tender them for redemption directly to the New Fund, at NAV per Share only in large blocks, or Creation Units, of 10,000 Shares for the New Fund.

The New Fund issues and redeems Shares at NAV only in large blocks of 10,000 Shares (each block is called a “Creation Unit”) to Authorized Participants that have entered into agreements with the New Fund’s distributor. Creation Units are issued and redeemed for cash or in-kind for securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the New Fund.

Purchases and redemptions with the New Fund must follow the New Fund’s procedures described in the SAI.

Premium/Discount Information

Investors buy and sell Shares in secondary market transactions through brokers at market prices and the Shares trade at market prices. The market price of Shares may be greater than, equal to, or less than the New Fund’s NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares.

Book Entry

Shares are held in book entry form, meaning no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

G.	Frequent Purchases and Redemption of Shares

Existing Fund

For a discussion of how the Existing Fund’s shares may be redeemed, see the prospectus of the Existing Fund, dated June 28, 2024.

New Fund

The New Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining whether or not to approve a written, established policy, the New Fund Board evaluated the risks of market timing activities by New Fund shareholders. Purchases and redemptions by APs, the only parties that may purchase or redeem Shares directly with the New Fund, are essential to the ETF process and help keep Share trading prices in line with NAV. As such, the New Fund accommodates frequent purchases and redemptions by APs. However, the New Fund Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the New Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the New Fund in effecting trades. In addition, the New Fund and the Adviser reserve the right to reject any purchase order anytime.

H.	Other Information

Existing Fund

The prospectus of the Existing Fund, dated June 28, 2024, discusses other investment considerations regarding the Existing Fund.

New Fund

Portfolio Holdings and Disclosure Policy. The New Fund’s portfolio holdings are disclosed daily on its website at www.CPGCETFs.com. A description of the New Fund’s policies and procedures regarding releasing portfolio holdings information is available in the New Fund’s SAI.

I.	Additional Information on Investments and Risks:

Temporary Investments: In response to adverse market, economic, political, or other conditions, a New Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, and repurchase agreements. While a New Fund is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a New Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the New Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees. A New Fund may also invest a substantial portion of its assets in such instruments to maintain liquidity or pending selection of investments by its policies.

Cybersecurity: The computer systems, networks, and devices used by a New Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a New Fund and its service providers, systems, networks, or devices potentially can be breached. A cybersecurity breach could negatively impact a New Fund and its shareholders.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a New Fund’s business operations, potentially resulting in financial losses; interference with a New Fund’s ability to calculate its NAV; impediments to trading; the inability of a New Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the accidental release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a New Fund invests; counterparties with which a New Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the New Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities to prevent any cybersecurity breaches in the future.

Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of a New Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, a New Fund may have difficulty achieving its investment objective, adversely impacting New Fund performance. Further, such events can be highly disruptive to economies and markets and significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ investment adviser, third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a New Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of a New Fund to complete redemptions and otherwise affect New Fund performance and New Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact a new fund’s performance, resulting in losses to your investment.

J.	Dividends, Distributions and Taxes

Existing Fund

The prospectus of the Existing Fund, dated June 28, 2024, discusses dividends, distributions, and taxes with respect to the Existing Fund.

New Fund

Shares are traded in the secondary market intra-day on NYSE Arca. They are created and redeemed in-kind or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements protect ongoing shareholders from the adverse effects on the New Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund. In contrast, the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the New Fund or its ongoing shareholders.

The New Fund ordinarily declares and pays dividends from net investment income, if any, monthly. It distributes its net realized capital gains, if any, to shareholders annually. The New Fund may also pay a particular distribution at the end of a calendar year to comply with federal tax requirements.

The New Fund does not provide a dividend reinvestment service. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for beneficial New Fund owners to reinvest their dividend distributions. Beneficial owners should contact their broker to determine the service's availability, costs, and participation details. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the New Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such an option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The New Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units (applicable only to Authorized Participants).

Taxes on Distributions

Distributions from the New Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the New Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations concerning which the New Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions concerning their Shares at the rate for net capital gain. A part of the New Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the New Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts under that deduction are subject indirectly to the federal alternative minimum tax.

Your distributions are generally subject to federal income tax when paid, whether you take them in cash or reinvest them in the New Fund (if that option is available). If available, distributions reinvested in additional Shares through a dividend reinvestment service will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, more than net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions over the New Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain after that. A distribution will reduce the New Fund’s NAV per Share. It may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the New Fund must withhold 24% of your distributions and redemption proceeds if you have not provided the New Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant that exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their tax adviser regarding whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If an Authorized Participant purchases or redeems Creation Units, the Authorized Participant will be sent a confirmation statement showing how many Shares the Authorized Participant bought or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the New Fund’s obligation to report basis information to the Service.

The discussion above summarizes some of the possible consequences of an investment in the New Fund under current federal tax law. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

6.	VOTING INFORMATION

The Existing Fund Board has fixed the close of business on June 28, 2024 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Existing Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Meeting if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal. A proxy concerning shares held in the name of two or more persons is valid. It will be counted if executed by any one of them unless, at or before its use, the Existing Fund receives written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of the Existing Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Existing Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions have the effect of counting as a vote against the Reorganization. The shares of a beneficial owner for which a broker, bank, or other nominee does not receive voting instructions and is not permitted to exercise discretion will not count toward the quorum.

As the proposal for the Reorganization is classified as non-routine, brokers, banks, and other nominees cannot vote shares on this proposal without specific instructions from the beneficial owners. Consequently, shares represented by proxies that are returned without instructions will not be considered present at the Meeting and will not be voted.

Shareholders are therefore, strongly encouraged to vote their shares to ensure their participation in the decision-making process regarding the Reorganization. The proposal’s outcome will be determined by the votes cast by the shareholders present in person or by proxy at the Special Meeting.

Solicitation of Proxies. The Existing Fund has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $7,240 plus out-of-pocket expenses; Copper Place has agreed to pay these proxy solicitation expenses. Under this arrangement, EQ Fund Solutions has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person by representatives of the Existing Fund, certain employees of Copper Place, M3Sixty Administration, LLC, or their affiliates. Copper Place will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Existing Fund, Copper Place, or M3Sixty Administration, LLC. Telephonic or electronically transmitted instructions from shareholders of the Existing Fund may obtain authorization to permit Copper Place to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Existing Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote online, go to the website on the enclosed proxy card and follow the instructions.

Shareholders of the Existing Fund are entitled to cast one vote for each share owned on the Record Date and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Costs. Copper Place has agreed to bear all costs and expenses concerning the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $100,000.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. However, shareholders of the Existing Fund have the right to sell their shares through a broker-dealer at market prices on NYSE Arca until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be sold through a broker-dealer at market prices on NYSE Arca.

Share Ownership

Existing Fund

As of the Record Date, there were 920,000 shares of the Existing Fund outstanding.

As of the Record Date, the Trustees and officers of the Existing Fund did not own any shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person owns, either directly or indirectly, more than 25% of a fund's voting securities or acknowledges such control's existence. As a controlling shareholder, each person could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Existing Fund:

Name and Address of Record Owner	Percentage Ownership
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016	19.14%
GOLDMAN SACHS & CO. LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	06.14%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	71.89%

New Fund

The New Fund does not currently have any shares outstanding.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained. Still, sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. Copper Place will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The Meeting has been called to transact any business that properly comes before it. The only business that the management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in their discretion unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

7.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed upon by FinTech Law, LLC.

8.	EXPERTS

The financial statements of the Existing Fund, incorporated into this Combined Proxy Statement and Prospectus by reference for the fiscal years ending on and before February 29, 2024, have been audited by Deloitte & Touche LLP, the Existing Fund’s independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. They will be included in the Existing Fund’s Annual Report on Form N-CSR, which may be obtained at no charge by calling the Fund.

9.	INFORMATION FILED WITH THE SEC

Documents that relate to the Existing Fund are available, without charge, by writing to Copper Place Global Dividend Growth ETF, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling toll-free 1-631-470-2600.

Documents that relate to the New Fund are available, without charge, by writing to Copper Place Global Dividend Growth ETF, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or calling toll-free 1-855-601-0317.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance in addition to that, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [   ], 2024 (“Agreement”), is by and among (i) the Target Company, as defined below, on behalf of the Target Fund, as defined below, (ii) the Acquiring Company, as defined below, on behalf of the Acquiring Fund, as defined below, and (iii) for purposes of paragraphs 5.3, 9.5, 9.6 and 11 of this Agreement only, Copper Place Global Capital, LLC (“Copper Place”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the Acquiring Company are parties to this Agreement.

The reorganization contemplated by this Agreement consists of the transfer of all of the Target Fund’s assets in exchange for Acquisition Shares (as defined in paragraph 1), the Acquiring Fund’s assumption of the Target Fund’s Obligations (as defined in paragraph 1), and the distribution of the Acquisition Shares to Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions outlined in this Agreement.

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The parties, therefore, agree as follows:

1.	DEFINITIONS.

“Acquiring Fund” means the series of the Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the Acquiring Fund’s prospectus(es) and statement(s) of additional information, as amended or supplemented from time to time.

“Acquiring Company” means the entity listed in the “Acquiring Company” column on Exhibit A.

“Acquisition Shares” means the Institutional Class shares of the Acquiring Fund to be issued to the Target Fund in a reorganization under this Agreement.

“Closing” means the time the transaction contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record under paragraph 2.1.

“Obligations” means all of the Target Fund’s liabilities, debts, obligations, and duties of any nature, whether known or unknown, accrued, absolute, contingent, or otherwise.

“Target Company” means the entity listed in the “Target Company” column on Exhibit A.

“Target Fund” means the Target Company series listed in the “Target Fund” column on Exhibit A.

“Target Fund Prospectus” means, collectively, the Target Fund’s prospectus(es) and statement(s) of additional information, as amended or supplemented from time to time.

“Valuation Date” means the business day preceding the Closing Date.

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2.	TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1	Subject to the terms and conditions herein set forth and based on the representations and warranties contained herein,

a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as outlined in paragraph 2.2;

b)	The Acquiring Fund will assume all Obligations; and

c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to the sole class of the Target Fund’s shares the number of Acquisition Shares equal to the number of shares of the Target Fund outstanding immediately before the consummation of the transactions contemplated hereby. Such transactions shall take place at the Closing.

2.2	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold, and all other properties and assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. To facilitate the Target Fund’s obligations under paragraph 9.5, the Target Fund may establish a reserve on the Target Fund’s books before the close of business on the Valuation Date (“Reserve”) in an amount sufficient in its reasonable discretion for the payment of its Service Provider Liabilities (as defined in paragraph 9.5) and, for the avoidance of doubt, such Reserve will not constitute an asset of the Target Fund for purposes of the preceding sentence.

2.3	As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund under paragraph 2.1. The transfer of the Acquisition Shares will accomplish such liquidation and distribution, then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such an exchange.

2.4	After the Closing Date, the Target Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its dissolution and termination.

3	VALUATION.

3.1	The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Obligations assumed by the Acquiring Fund computed by Ultimus Fund Solutions, LLC as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date using the valuation procedures established by the Target Fund’s board of trustees, which are consistent with the valuation procedures described in the most recent Target Fund Prospectus, for determining net asset value.

3.2	As soon as practicable following the close of regular trading on the New York Stock Exchange on the Valuation Date, the Target Fund will provide to the Acquiring Fund or its designated agent a schedule listing all of its assets as of the Valuation Date to be acquired by the Acquiring Fund (“Schedule of Assets”) and a schedule listing all of its Obligations as of the Valuation Date to be assumed by the Acquiring Fund (“Schedule of Obligations”).

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4	CLOSING AND CLOSING DATE.

4.1	The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or any other place where the parties may agree) at the time the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately before the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties. The Closing of the reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

4.2	On the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash, shall be delivered by the Target Fund to the Acquiring Fund’s custodian (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof by the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian following Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash shall be delivered by wire transfer to the Custodian. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased before the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund shall waive the delivery requirements of this paragraph concerning said undelivered securities or other assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips

4.3	If on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

4.4	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable under paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders, as provided in paragraph 2.3.

4.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

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5	REPRESENTATIONS AND WARRANTIES.

5.1	The Target Company represents and warrants the following to the Acquiring Company as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	The Target Fund is a series of the Target Company that is duly organized, validly existing, and in good standing under the laws of its state of organization, and a true copy of its Agreement and Declaration of Trust has been provided to the Acquiring Fund;

b)	The Target Company is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated by the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

c)	The Target Fund is not, and has not been, in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease, or another undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery, and performance of this Agreement will not result in any such violation;

d)	The Target Fund has no material contracts or other commitments (other than this Agreement) that, if terminated, may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods after the Closing Date will be due from the Target Fund;

e)	Except as has been disclosed in writing to the Acquiring Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator, or governmental body is presently pending or, to the best of the Target Fund’s knowledge, without any special investigation or inquiry, threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect, in all material respects, the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended following generally accepted accounting principles consistently applied to the extent applicable to such report. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year and listed on the Schedule of Obligations provided by the Target Fund to the Acquiring Fund under paragraph 3.2 on the Valuation Date;

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g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than changes occurring in the ordinary course of business), except as disclosed in writing to the Acquiring Fund as provided in paragraph 15. For this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities, or net redemptions shall be deemed to be in the ordinary course of business;

h)	The Target Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations and will continue to meet such requirements at all times through the Closing Date. In addition, the Target Fund has not, since its inception, been liable for, and is not liable for, any material income or excise tax under Code sections 852 or 4982, and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of subchapter M of the Code did not apply;

i)	As of the Closing Date, all federal, state, and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund are required by law to have been filed by such date (including any properly and timely filed extensions of time to file) shall have been timely filed. All federal, state, and other taxes shown to be due on such returns and reports or any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All such returns and reports are accurate and complete as of the time of their filing and accurately state the amount of tax (if any) owed for the periods covered by the returns or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. The Target Fund’s tax liabilities will have been adequately provided for on its books. To the Target Fund’s knowledge, it is not currently under audit by the Internal Revenue Service or by any state or local tax authority. No assessment has been asserted concerning any tax returns, dividend reporting forms, or reports of the Target Fund required by law to be filed as of the date hereof. In addition, to the Target Fund’s knowledge, it will not have had any material tax deficiency or liability asserted against it or question concerning it raised by the Internal Revenue Service or any state or local tax authority. It will not be under material audit by the Internal Revenue Service or by any state or local tax authority for taxes over those already paid. Any tax returns of the Target Fund for the taxable year, including the Closing Date, shall be the responsibility of the Acquiring Fund;

j)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable (except as outlined in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding, and none will be outstanding on the Closing Date;

k)	The Target Fund’s investment operations from inception to the date hereof have complied in all material respects with the investment policies and investment restrictions outlined in the Target Fund Prospectus, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

l)	The trustees of the Target Fund have duly authorized the execution, delivery, and performance of this Agreement, and, upon approval thereof by the requisite vote of the shareholders of the Target Fund and due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable against the Target Fund per its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

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m)	The Acquisition Shares to be issued to the Target Fund under paragraph 2 will not be acquired to make any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

n)	The information provided by the Target Fund and its agents for use in the Registration Statement (as defined in paragraph 6.3) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable to it;

o)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and Puerto Rico);

p)	On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund under paragraph 2.1 and will have full right, power, and authority to sell, assign, transfer, and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund under this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to it and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof other than restrictions as might arise under the 1933 Act, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

q)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

r)	The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Date (other than debts, obligations, and duties under this Agreement that do not arise until after the Closing Date, and debts, obligations, and duties under investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements, that do not expire until after the Closing Date);

s)	The Target Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

t)	The Target Fund incurred the Obligations, which are associated with the assets of the Target Fund, in the ordinary course of its business; and

u)	The Target Fund has conducted and will continue to conduct its business in compliance with all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted.

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5.2	The Acquiring Company represents and warrants the following to the Target Company as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	The Acquiring Fund is a series of the Acquiring Company that is duly organized, validly existing, and in good standing under the laws of its state of organization, and a true copy of its Agreement and Declaration of Trust has been provided to the Target Fund;

b)	The Acquiring Company is a duly registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated by the applicable provisions of the organizational documents of the Acquiring Company and the 1940 Act;

c)	The Registration Statement will, as of the Closing Date, be in full force and effect, and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC. The Registration Statement will, as of the effective date thereof, the date of the Shareholders’ Meeting (as defined in paragraph 6.2), and the Closing Date (i) conform in all material respects to the applicable requirements of the 1933 Act, 1934 Act, and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except concerning the information provided by the Target Fund or its agents for use in the Registration Statement. In addition, there are no material contracts to which the Acquiring Fund is a party and that are required to be disclosed under the federal securities laws or regulations thereof that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

d)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease, or another undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery, and performance of this Agreement will not result in any such violation;

e)	Except as has been disclosed in writing to the Target Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator, or governmental body is presently pending or, to the best of the Acquiring Fund’s knowledge, without any special investigation or inquiry, threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

f)	The trustees of the Acquiring Company established the Acquiring Fund to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return. Upon filing its first income tax return after its first taxable year, the Acquiring Fund will elect (or have in effect an election) to be a “regulated investment company” and, until such time, will take all reasonable and customary steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code and that the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a regulated investment company from and after the Closing Date;

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g)	As of the Closing Date, the Acquiring Fund shall not have been required to have filed any federal, state, or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question concerning it raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes over those already paid;

h)	The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and, upon due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund by its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

i)	The Acquisition Shares to be issued and delivered to the Target Fund under the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as outlined in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

j)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico);

k)	The Acquiring Fund is and will be at the Closing Date, a new series of the Acquiring Company created within the last 12 months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Target Fund in connection with the reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company before its commencement of investment operations) before Closing. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, nor has it issued any shares. Immediately following the reorganization contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Target Fund as of the Closing;

l)	The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a) (3)(A) of the Code;

m)	The Acquiring Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading unless provided by Target Fund or its agents for use in the Acquiring Fund Prospectus;

n)	The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees, and its legal counsel in response to the letter from Thompson Hine LLP on behalf of the Target Company to the Acquiring Company and Copper Place (the “Target Fund Due Diligence Request”) are true and correct in all material respects and contain no material misstatements or omissions;

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o)	the Acquiring Company adheres to the policies and procedures outlined in or attached to the response letters provided by the Acquiring Company to Thompson Hine LLP as part of the Acquired Company’s due diligence; and

p)	Such policies and procedures are reasonably designed to ensure there are no repeated lapses in compliance procedures, as identified in the most recent examination of the Acquiring Company and its administrator, dated November 14, 2022 and October 19, 2023.

5.3	Copper Place represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	Copper Place is duly organized, validly existing, and in good standing under the laws of its state of organization;

b)	The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of Copper Place, and upon due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Copper Place enforceable against Copper Place by its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

c)	The information provided by Copper Place and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable to it;

d)	The information provided by Copper Place and its agents for use in the Acquiring Fund Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable to it;

e)	Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator, or governmental body is presently pending or, to the best of Copper Place’s knowledge, without any special investigation or inquiry, threatened as to Copper Place, any of its properties or assets, or any person whom Copper Place may be obligated to indemnify in connection with such litigation, proceeding or investigation, and Copper Place is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to fulfill its obligations under this Agreement; and

f)	Copper Place has paid or will pay the Reorganization Expenses (as defined in paragraph 10.2).

(i)	The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees, and its legal counsel in response to the Target Fund Due Diligence Request are true and correct in all material respects and contain no material misstatements or omissions.

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6	COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company before its commencement of operations).

6.2	The Target Fund will call a meeting of its shareholders to be held before the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby (the “Shareholders’ Meeting”), all in compliance with the Target Fund’s governing documents and the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.3	In connection with the Shareholders’ Meeting, and in reliance on information provided by the Target Fund, Copper Place, and their agents, the Acquiring Fund will prepare a registration statement on Form N-14 (the “Registration Statement”) to be distributed to the Target Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action and do or cause to be done all things reasonably necessary, proper, or advisable to meet or fulfill the conditions to the other party’s obligations to consummate the transactions contemplated hereby and otherwise consummate and make effective such transactions.

6.5	The Acquiring Fund will use all reasonable and customary efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities or “Blue Sky” laws as it may deem appropriate so that it may commence its operations on or before the Closing Date and continue its operations thereafter.

6.6	The parties intend that the reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the reorganization shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to fail such reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.7	Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Target Fund and the Target Company, on behalf of the Target Fund, for periods ending on or before the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Target Fund or the Target Company, as applicable, except as otherwise is mutually agreed by the parties.

7	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund and Copper Place of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition to it, to the following further conditions:

7.1	The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Company’s President or a Vice President and its Chief Compliance Officer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, assuming all Obligations in accordance with paragraph 2.1(b), issuing and delivering Acquisition Shares to the Target Fund in accordance with paragraph 2.1(c), and delivering to the Target Fund in a complete and accurate form all of the information to be provided to the Target Fund in accordance with paragraph 4.4.

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The Acquiring Fund shall have filed a Registration Statement and it shall be in effect on the Closing Date.

7.2	The Target Fund shall have received a favorable opinion of counsel to the Acquiring Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

a)	That the Acquiring Company is validly existing statutory trust under the laws of the State of Delaware and in good standing thereunder and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company;

b)	That the Agreement has been duly authorized, executed, and delivered by the Acquiring Company and the Acquiring Fund is a duly established series of the Acquiring Company constituted by the organizational documents of the Acquiring Company and, assuming due authorization, execution, and delivery of the Agreement by the other parties of the Agreement, is a valid and binding obligation of the Acquiring Company by its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

c)	That the Acquisition Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and, upon such transfer and delivery, will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

d)	That the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not conflict with the Acquiring Company’s Declaration of Trust, as amended, or By-Laws;

e)	That to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required under relevant law for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

f)	That the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.3	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into or adopted, as appropriate, an investment advisory agreement, a distribution plan under Rule 12b-1 under the 1940 Act (if applicable), and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall (a) be on terms consistent with those specified in the Registration Statement and (b) have been approved by the board of trustees of the Acquiring Fund and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement, and by Copper Place or its affiliate as the Acquiring Fund’s sole shareholder.

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7.4	There have been no material changes to the investment objective, policies, and restrictions or any material changes in the investment management fees.

8	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Copper Place of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition to it, to the following further conditions:

8.1	The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, transferring and delivering to the Acquiring Fund all of the Target Fund’s assets in accordance with paragraph 2.1(a), and delivering to the Acquiring Fund in a complete and accurate form all of the information to be provided to the Acquiring Fund in accordance with paragraph 4.4;

8.2	The Acquiring Fund shall have received a favorable opinion of counsel to the Target Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

a)	That the Target Company validly exists and is in good standing under the laws of its state of organization and has the power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted by the applicable provisions of the organizational documents of the Target Company;

b)	That the Agreement has been duly authorized, executed, and delivered on behalf of the Target Fund and, assuming the due authorization, execution, and delivery of this Agreement by the other parties hereto, is the valid and binding obligation of the Target Fund enforceable against the Target Fund by its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

c)	That the execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents;

d)	That the Target Company is registered with the SEC as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the SEC is in full force and effect; and

e)	To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the Target Fund to consummate the transactions contemplated by this Agreement except those that have been obtained.

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8.3	The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an officer of the Target Fund as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund under this Agreement and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of determining fund distributions or preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date. The Target Fund will provide all necessary information to and will otherwise reasonably cooperate with the Acquiring Fund in connection with such Acquiring Fund’s: (i) preparation and filing of such returns, reports, and information returns for the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund, and (ii) declaration and payment of any dividend or dividends, including under Section 855 of the Code, for purposes of making distributions in respect of the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level taxes for any such taxable year.

8.4	There have been no material changes to the investment objective, policies, and restrictions or any material changes in the investment management fees.

9	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions on or before the Closing Date:

9.1	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the Shareholders’ Meeting.

9.2	On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

9.3	All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and state “Blue Sky” and securities authorities) deemed, in good faith, necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4	The Target Fund and the Acquiring Fund shall have received a favorable opinion of Thompson Hine LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

a)	The Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange solely for the Acquisition Shares and its assumption of the Obligations of the Target Fund, followed by the Target Fund’s distribution of the Acquisition Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Obligations of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares to the Target Fund shareholders in exchange for their Target Fund shares.

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c)	Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund solely in exchange for the Acquisition Shares and the Acquiring Fund’s assumption of the Obligations of the Target Fund.

d)	Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the reorganization.

e)	Under Section 1223(2) of the Code, the holding period of each of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

f)	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquisition Shares in complete liquidation of the Target Fund pursuant to the reorganization.

g)	Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the reorganization.

h)	Under Section 1223(1) of the Code, the holding period of the Acquisition Shares received by each Target Fund shareholder in the reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the reorganization).

i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no reorganization, and the taxable year of the Target Fund will not end on the date of the reorganization merely because of the closing of the reorganization.

9.5	Such an opinion will be based on certain factual certifications made by the Target Company and the Acquiring Company officers and on customary assumptions. The opinion does not guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with it. Such opinion may state that no opinion is expressed regarding: (i) whether either the Target Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization Expenses by Copper Place, except in relation to the qualification of the reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (iv) the effect of the reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the reorganization. The Target Fund shall have paid or established a Reserve for payment of all known liabilities of the Target Fund to its service providers, including, without limitation, the Target Fund’s distributor, administrator, transfer agent, legal counsel, and auditor (“Service Provider Liabilities”).

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9.6	Copper Place shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Copper Place made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Copper Place has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or before the Closing Date.

9.7	At any time before the Closing, any of the preceding conditions of this Agreement (except for Sections 9.1 and 9.4) may be waived jointly by the board of trustees of each of the Target Fund and the Acquiring Fund if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10	BROKERAGE FEES AND EXPENSES.

10.1	Each of the Target Fund and the Acquiring Fund represents and warrants to the other that no brokers or finders are entitled to receive any payments in connection with the transactions provided for herein.

10.2	All direct costs, fees, and expenses incurred in connection with the transactions contemplated herein, whether or not consummated (the “Reorganization Expenses”), shall be borne by Copper Place. Reorganization Expenses shall include, without limitation (i) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund Prospectus supplements, and printing and distributing the Acquiring Fund Prospectus and the Registration Statement, (ii) out-of-pocket legal and accounting fees of the Acquiring Fund and the Target Fund related to the reorganization, (iii) out-of-pocket transfer agent and custodian conversion costs, (iv) transfer taxes for foreign securities, if any, (v) proxy solicitation costs, (vi) any state Blue Sky fees, (vii) out-of-pocket expenses of holding the Shareholders’ Meeting (including any adjournments thereof), and (viii) out-of-pocket costs of terminating the Target Fund. All such costs, fees, and expenses so borne and paid by Copper Place shall be solely and directly related to the transactions contemplated by this Agreement. They shall be paid directly by Copper Place to the relevant providers of services or other payees by the principles outlined in the Internal Revenue Service Rev. Rul. 73-54, 1973-1 C.B. 187. To avoid doubt, neither the Target Fund nor the Acquiring Fund will bear any costs, fees, or expenses relating to the transactions contemplated herein. Notwithstanding any of the preceding, expenses will, in any event, be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the reorganization from qualifying as a tax-free reorganization under Section 368 (a) of the Code.

11	INDEMNIFICATION.

11.1	Copper Place agrees to indemnify and hold harmless the Target Fund and the Target Fund’s trustees and officers from and against any losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund or any of the Target Fund’s trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions concerning it) arises out of or is based on any breach by the Acquiring Fund or Copper Place of any of its representations, warranties, covenants or agreements outlined in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

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12	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1	The Target Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2	The representations, warranties, and covenants contained in this Agreement or any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13	TERMINATION.

13.1	This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may, at its option, terminate this Agreement at or before the Closing Date because:

i.               of a material breach by the other of any representation, warranty, covenant, or agreement contained herein to be performed by the other party at or before the Closing Date;

ii.               of a material breach by Copper Place of any representation, warranty, covenant, or agreement contained herein to be performed at or before the Closing Date;

iii.             a condition herein expressed to be precedent to the obligations of the terminating party has not been met, and it reasonably appears that it will not or cannot be met; or

iv.             any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling, or decree or taken any other action restraining, enjoining, or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement under this paragraph 13.1(d) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

13.2	If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary, this Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both the Target Fund and the Acquiring Fund.

13.3	If any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting from indirect or consequential damages, absent willful default, or fraud.

14	AMENDMENTS.

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund, provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

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15	NOTICES.

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing. It shall be deemed to have been given if delivered or mailed, first-class postage prepaid, addressed to the following addresses:

To the Target Company:

Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Attention: President

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

1919 M Street, NW, #700

Washington, DC 20036

Attention: Bibb L. Strench

To the Acquiring Company:

360 Funds

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

Attention: President

With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Attention: Bo J. Howell

To Copper Place:

Copper Place Global Capital, LLC

1100 Bellevue Way NE, Ste 8a 228

Bellevue, WA 98004

Attention: Cliff Remily

16	CONFIDENTIALITY

16.1	The parties hereto agree to hold, and cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other parties, all confidential information obtained from another party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (vi) as part of any general announcement or similar publicity of the transaction after Closing; or (vii) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

A-17

16.2	In the event of a termination of this Agreement, the parties hereto agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to any other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

17	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

17.1	The article and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. If any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

17.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and any transfer document shall have the same effect as if executed in the original by such officer.

17.3	This Agreement shall be governed by and construed by the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

17.4	This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Still, any party shall make no assignment or transfer hereof or of any rights or obligations without the other party’s written consent. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or because of this Agreement.

17.5	Notice is hereby given that this Agreement is executed and delivered by the Target Company’s trustees and officers solely in their capacities as trustees or officers, and not individually, and that the Target Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Target Company other than the Target Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Target Fund (“Target Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Target Company. In asserting any rights or claims under this Agreement on its behalf, any party hereunder shall look only to the Target Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Target Company or its trustees, officers, or shareholders.

17.6	Notice is hereby given that this Agreement is executed and delivered by the Acquiring Company’s trustees and officers solely in their capacities as trustees or officers, and not individually and that the Acquiring Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Acquiring Company other than the Acquiring Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Acquiring Fund (“Acquiring Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Acquiring Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Acquiring Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or its trustees, officers, or shareholders.

A-18

17.7	Any public announcements or similar publicity concerning this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party before such issuance.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

NORTHERN LIGHTS FUND TRUST IV
On behalf of the Target Fund thereof identified on Exhibit A

By:
Name:	Wendy Wang
Title:	President

360 FUNDS
On behalf of the Acquiring Fund thereof identified on Exhibit A

By:
Name:	Randal K. Linscott
Title:	President

COPPER PLACE GLOBAL CAPITAL, LLC
Solely for purposes of Paragraphs 5.3, 9.5, 9.6, and 11 of the Agreement

By:
Name:
Title:

A-19

EXHIBIT A

Target Company	Target Fund	Acquiring Company	Acquiring Fund
Northern Lights Fund Trust IV	Copper Place Global Dividend Growth ETF, a series of Northern Lights Fund Trust IV	360 Funds	Copper Place Global Dividend Growth ETF, a series of 360 Funds

Shares Class Mapping
Target Fund Share Class	Acquiring Fund Share Class
Shares	Shares

A-20

APPENDIX B: FINANCIAL HIGHLIGHTS

These financial highlights are intended to help you understand the Existing Fund’s financial performance for the past two fiscal years ending February 28 or 29. Certain information reflects financial results for a single share of the Existing Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Existing Fund’s independent registered public accounting firm, and whose report, along with the Existing Fund’s financial statements, will be included in the Annual Report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

The financial highlights table will help you understand the Fund’s financial performance. The financial highlights for the fiscal years ending before February 29, 2024, are those of the Predecessor Fund and were audited by Deloitte & Touche LLP, the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund.

Copper Place Global Dividend Growth ETF
(formerly, “R3 Global Dividend Growth ETF”)

	For the Year Ended February 29, 2024	For the Period* Ended February 28, 2023

Net asset value, beginning of year/period	$22.72	$25.00

Activity from investment operations:
Net investment income (1)	0.52	0.35
Net realized and unrealized gain (loss) on investments and foreign currency	1.10	(2.33)
Total from investment operations	1.62	(1.98)
Less distributions from:
Net investment income	(0.65)	(0.30)
Total distributions	(0.65)	(0.30)

Net asset value, end of year/period	$23.69	$22.72
Market Price, end of year/period	$23.68	$22.73

Total return (2)	7.35%	(7.87	)%(5),(6)
Market price total return	7.26%	(7.83	)%(5)

Net assets, at end of year/period (000s)	$25,345	$6,247

Ratio of expenses to average net assets	0.88%	0.88	%(4)
Ratio of net investment income to average net assets	2.32%	1.72	%(4)
Portfolio Turnover Rate (3)	32%	34	%(5)

* Commencement of operations was March 30, 2022.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the year. Distributions are assumed, for the purpose of this calculation, to be reinvested on the ex-dividend date at net asset value per share on their respective payment dates.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	Annualized for periods less than one year.
(5)	Not annualized for periods less than one year.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

B-1

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below

CONTROL NUMBER	SAMPLE CARD

Copper Place Global Dividend Growth ETF

A Series of Northern Lights Fund Trust IV

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 23, 2024

The undersigned hereby appoints each of Randy Linscott, Richard Yates, and Tim Easton, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 am (Eastern Time), on August 23, 2024, at the offices of M3Sixty Fund Administration, located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. All shareholders are encouraged to cast a vote for their shares prior to August 23rd so that Fund may reach a quorum to hold the meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-406-2285. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 23, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/copper/docs/proxy2024.pdf

Copper Place Global Dividend Growth ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Predecessor Trust, on behalf of the Existing Fund, and 360 Funds (the “Trust”), an open-end management company organized as a Delaware statutory trust, on behalf of Copper Place Global Dividend Growth ETF (the “New Fund”), a new series of the Trust.

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitute.

 THANK YOU FOR VOTING

STATEMENT OF ADDITIONAL INFORMATION

August 2, 2024

360 FUNDS

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

This Statement of Additional Information is not a prospectus. Still, it should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 2, 2024, for the special meeting of shareholders of Northern Lights Fund Trust IV (the “Predecessor Trust”) concerning Copper Place Global Dividend Growth ETF, formerly, R3 Global Dividend Growth ETF (the “Existing Fund”) to be held on August 23, 2024. At the special meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Plan”) between the Predecessor Trust and 360 Funds (the “Trust”) on behalf of Copper Place Global Dividend Growth ETF (the “New Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-855-601-0317. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Prospectus and Statement of Additional Information (“SAI”) for the Predecessor Trust dated June 28, 2024. The audited financial statements and related independent registered public accountants’ reports for the Predecessor Trust contained in the Annual Report to Shareholders for the fiscal year ending February 29, 2024, are incorporated herein by reference.

Further information about the New Fund is contained in and incorporated by reference to Prospectus, and SAI dated July 26, 2024. Copies are available upon request and without charge by calling Copper Place Global Dividend Growth ETF, c/o 360 Funds, 1-816-787-0718.

FINANCIAL STATEMENTS

For additional information, see the Existing Fund’s Annual Report. the report of the Independent Registered Public Accounting Firm and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended February 29, 2024, filed on Form N-CSR (File No. 811-23066) with the SEC on May 8, 2024.

SUPPLEMENTAL FINANCIAL INFORMATION

There are no significant differences in the accounting or valuation policies of the Funds.

Following the Reorganization, the Existing Fund is expected to be the accounting survivor.

The Existing Fund and the New Fund have the same investment adviser, Copper Place Global Capital, LLC (the “Adviser”). The Existing and New Funds are diversified and offer a single class of shares. If Existing Fund shareholders approve the Reorganization, they will receive shares of the same class of the New Fund.

The Existing Fund pays the Adviser a management fee of 0.88% as an annual percentage of its average daily net assets. Upon the closing of the Reorganization, the New Fund will pay the Adviser the same management fee.

PART C: OTHER INFORMATION

Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees, and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 16(1)(a) below), investment advisory agreements (Exhibit 16(6) to the Registration Statement), distribution agreements (Exhibit 16(7) below), and administration agreements (Exhibit 16(13) below) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter into other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel, the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

To the fullest extent permitted by applicable Delaware law and by Section 17(h) of the 1940 Act, Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against them and incurred by them in or arising out of his position, whether or not the Registrant would have the power to indemnify them against such liability.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust (“Trust Instrument”), incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed March 14, 2005.
(1)(b)	Certificate of Amendment to the Trust Instrument, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.
(2)	By-Laws, incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed March 14, 2005.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization are filed herein as Appendix A of the Combined Proxy Statement and Prospectus on Form N-14
(5)	Articles III, V, and VI of the Trust Instrument, Exhibit 16(1)(a), define the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(6)

Investment Advisory Agreement between the Registrant, on behalf of the Copper Place Global Dividend Growth ETF, and Copper Place Global Capital, LLC, as Adviser, incorporated herein by reference on Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A filed July 26, 2024.

(7)	Form of Distribution Agreement between the Registrant, on behalf of the Copper Place Global Dividend Growth ETF, and Matrix 360 Distributors, LLC, as Distributor, is filed herewith.
(8)	Not Applicable.
(9)

Custodian Agreement between the Registrant, on behalf of the Copper Place Global Dividend Growth ETF, and U.S. Bank, as Custodian, incorporated herein by reference on Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A filed July 26, 2024.

(10)	Not Applicable.
(11)	Opinion and Consent of FinTech Law, LLC regarding the validity of the shares to be issued by the Registrant, is filed herewith.
(12)	Form of Opinion of Thompson Hine LLP regarding certain tax matters relating to the reorganization of Copper Place Global Dividend Growth ETF, is filed herewith.
(13)(a)

Form of Master Fund Services Agreement between the Registrant, on behalf of the Copper Place Global Dividend ETF, and M3Sixty Administration, LLC, as Administrator, incorporated herein by reference on Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A filed July 26, 2024.

(13)(b)

Fund Services Agreement between the Registrant, on behalf of the Copper Place Global Dividend Growth ETF, and U.S. Bancorp Global Fund Services, incorporated herein by reference on Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A filed July 26, 2024.

(14)(a)

Consent of Deloitte & Touche LLP as Independent Registered Public Accounting Firm with respect to the Copper Place Global Dividend Growth ETF, a series of Northern Lights Fund Trust IV, is filed herewith.

(14)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Copper Place Global Dividend Growth ETF, is filed herewith.
(15)	Not applicable.
(16)	Copy of Powers of Attorney, is filed herewith.
(17)(a)	Code of Ethics for the Registrant, incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.
(17)(h)	Code of Ethics for the Distributor, incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.
(17)(i)	Code of Ethics for Copper Place Global Capital, LLC, incorporated herein by reference on Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A filed July 26, 2024.

ITEM 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “Securities Act”), this registration statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, to it duly authorized, in the City of Fairway, and the State of Kansas, on August 2, 2024.

360 Funds

By:	/s/ Randall K. Linscott
Randall K. Linscott, President, Trustee, and Principal Executive Officer

Under the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*	August 2, 2024
Steven D. Poppen, Trustee	Date

*	August 2, 2024
Thomas J. Schmidt, Trustee	Date

*	August 2, 2024
Tom M. Wirtshafter, Trustee	Date

/s/ Randall K. Linscott	August 2, 2024
Randall K. Linscott, Trustee, President and Principal Executive Officer	Date

/s/ Larry E. Beaver, Jr.	August 2, 2024
Larry E. Beaver, Jr., Treasurer and Principal Financial Officer	Date
* By: /s/ Randall K. Linscott	August 2, 2024
Randall K. Linscott *Attorney-in-fact pursuant to Powers of Attorney	Date

INDEX TO EXHIBITS

7	Form of Distribution Agreement with Matrix 360 Distributors
11	Opinion and Consent of FinTech Law
12	Form of Tax Opinion of Thompson Hine
14(a)	Consent of Deloitte & Touche, LLP
14(b)	Consent of Tait, Weller & Baker LLP
16	Copy of Power of Attorney